REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Talcott Resolution Life and Annuity Insurance Company Separate Account One and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Talcott Resolution Life and Annuity Insurance Company Separate Account One (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

Invesco V.I. Government Money Market Fund	Hartford SmallCap Growth HLS Fund
Allspring VT Omega Growth Fund	Hartford Stock HLS Fund
Hartford Balanced HLS Fund	BlackRock Large Cap Focus Growth V.I. Fund
Hartford Total Return Bond HLS Fund	PSF PGIM Jennison Focused Blend Portfolio
Hartford Capital Appreciation HLS Fund	PSF PGIM Jennison Growth Portfolio
Hartford Dividend and Growth HLS Fund	PSF PGIM Jennison Value Portfolio
Hartford Healthcare HLS Fund	PSF International Growth Portfolio
Hartford Disciplined Equity HLS Fund	Allspring VT Index Asset Allocation Fund
Hartford International Opportunities HLS Fund	Allspring VT International Equity Fund
Hartford MidCap HLS Fund	Allspring VT Small Cap Growth Fund
Hartford Ultrashort Bond HLS Fund	Allspring VT Discovery Fund
Hartford Small Company HLS Fund	Allspring VT Opportunity Fund

We have also audited the accompanying statements of assets and liabilities of BlackRock S&P 500 Index V.I. Fund, Invesco V.I. Government Securities Fund, and Invesco V.I. High Yield Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018
Invesco V.I. Government Securities Fund	December 31, 2022	For the period from May 10, 2022 through December 31, 2022	For the period from May 10, 2022 through December 31, 2022	For the period from May 10, 2022 through December 31, 2022
Invesco V.I. High Yield Fund	December 31, 2022	For the period from April 29, 2022 through December 31, 2022	For the period from April 29, 2022 through December 31, 2022	For the period from April 29, 2022 through December 31, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Talcott Resolution Life and Annuity Insurance Company Separate Account One as of December 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Talcott Resolution Life and Annuity Insurance Company Separate Account One since 2002.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities
December 31, 2022

	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	Allspring VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$647,315	$—	$—	$—	$—	$—	$—
class 2	—	—	—	3,004,946	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	616,601,831	230,241,781	1,054,723,032	853,307,643	33,742,131	366,459,085
class IB	—	—	—	—	145,198,625	110,790,345	238,235,357	234,547,895	19,528,579	176,588,974
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	445,801	422,370	51,324,420	—	—	—	—	—	—	—
class S2	4,221	36,769	18,578,286	—	—	—	—	—	—	—

Total investments	450,022	459,139	69,902,706	3,652,261	761,800,456	341,032,126	1,292,958,389	1,087,855,538	53,270,710	543,048,059
Due from Sponsor Company	1,338	—	171,311	389	—	—	—	—	—	—
Receivable for fund shares sold	—	40	—	—	405,017	66,102	362,230	455,418	35,904	225,141
Other assets	—	—	70	—	6	9	1	38	—	—
Total assets	451,360	459,179	70,074,087	3,652,650	762,205,479	341,098,237	1,293,320,620	1,088,310,994	53,306,614	543,273,200

Liabilities:
Due to Sponsor Company	—	40	—	—	405,017	66,102	362,230	455,418	35,904	225,141
Payable for fund shares purchased	1,338	—	171,311	389	—	—	—	—	—	—
Other liabilities	—	—	—	4	—	—	—	—	4	11
Total liabilities	1,338	40	171,311	393	405,017	66,102	362,230	455,418	35,908	225,152

Net assets:
For contract liabilities	$450,022	$459,139	$69,902,776	$3,652,257	$761,800,462	$341,032,135	$1,292,958,390	$1,087,855,576	$53,270,706	$543,048,048

Contract Liabilities:
class 1	$—	$—	$—	$647,312	$—	$—	$—	$—	$—	$—
class 2	—	—	—	3,004,945	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	616,601,819	230,241,787	1,054,723,023	853,307,687	33,742,129	366,459,080
class IB	—	—	—	—	145,198,643	110,790,348	238,235,367	234,547,889	19,528,577	176,588,968
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	445,801	422,370	51,324,471	—	—	—	—	—	—	—
class S2	4,221	36,769	18,578,305	—	—	—	—	—	—	—

Total contract liabilities	$450,022	$459,139	$69,902,776	$3,652,257	$761,800,462	$341,032,135	$1,292,958,390	$1,087,855,576	$53,270,706	$543,048,048

Shares:
class 1	—	—	—	31,002	—	—	—	—	—	—
class 2	—	—	—	151,230	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	23,471,710	24,837,302	26,796,825	38,716,318	2,102,313	23,223,009
class IB	—	—	—	—	5,401,735	12,016,306	6,207,279	10,729,547	1,381,088	11,392,837
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class S1	44,226	93,860	51,324,419	—	—	—	—	—	—	—
class S2	423	8,263	18,578,287	—	—	—	—	—	—	—

Total shares	44,649	102,123	69,902,706	182,232	28,873,445	36,853,608	33,004,104	49,445,865	3,483,401	34,615,846

Cost	$457,401	$477,908	$69,902,706	$4,897,867	$694,591,214	$412,563,794	$1,428,146,862	$1,023,500,960	$64,382,593	$535,473,035

Deferred contracts in the accumulation period:
Units owned by participants #	49,636	49,868	7,636,753	347,539	139,740,282	129,938,158	112,959,120	146,116,772	5,945,359	131,133,602
Minimum unit fair value #*	$8.998727	$9.152691	$8.253098	$2.077791	$1.870879	$1.295460	$3.014034	$3.240274	$6.977708	$2.559273
Maximum unit fair value #*	$9.074801	$9.232650	$9.821024	$43.730968	$27.700052	$15.832551	$38.137265	$38.733630	$51.530935	$44.506421
Contract liability	$450,022	$459,139	$69,286,783	$3,602,633	$740,433,252	$335,654,261	$1,274,682,496	$1,070,353,662	$52,759,973	$535,293,073

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	66,336	4,667	2,902,099	2,004,426	1,489,289	2,077,683	57,328	1,955,617
Minimum unit fair value #*	$—	$—	$9.127413	$2.436112	$2.222534	$1.737419	$3.569280	$4.549938	$8.335707	$3.058031
Maximum unit fair value #*	$—	$—	$9.496831	$35.394087	$11.457960	$4.245115	$34.678037	$12.014369	$10.208950	$4.640644
Contract liability	$—	$—	$615,993	$49,624	$21,367,210	$5,377,874	$18,275,894	$17,501,914	$510,733	$7,754,975

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	138,651,819	730,582	—	—
class IA	155,781,262	244,442,289	90,238,483	86,696,477	40,068,485	491,075,012	—	—	—	—
class IB	61,669,361	58,584,338	53,745,530	21,759,102	25,306,517	80,883,179	—	—	—	—
class II	—	—	—	—	—	—	—	—	72,243	221,498
class III	—	—	—	—	—	—	35,866,356	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total investments	217,450,623	303,026,627	143,984,013	108,455,579	65,375,002	571,958,191	174,518,175	730,582	72,243	221,498
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	69,333	208,958	29,732	19,981	22,764	426,277	95,814	70	8	22
Other assets	11	3	4	—	1	—	12	1	—	—
Total assets	217,519,967	303,235,588	144,013,749	108,475,560	65,397,767	572,384,468	174,614,001	730,653	72,251	221,520

Liabilities:
Due to Sponsor Company	69,333	208,958	29,732	19,981	22,764	426,277	95,814	70	8	22
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	7	—	20	—	—	—	1
Total liabilities	69,333	208,958	29,732	19,988	22,764	426,297	95,814	70	8	23

Net assets:
For contract liabilities	$217,450,634	$303,026,630	$143,984,017	$108,455,572	$65,375,003	$571,958,171	$174,518,187	$730,583	$72,243	$221,497

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	138,651,828	730,583	—	—
class IA	155,781,263	244,442,297	90,238,485	86,696,475	40,068,485	491,074,998	—	—	—	—
class IB	61,669,371	58,584,333	53,745,532	21,759,097	25,306,518	80,883,173	—	—	—	—
class II	—	—	—	—	—	—	—	—	72,243	221,497
class III	—	—	—	—	—	—	35,866,359	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total contract liabilities	$217,450,634	$303,026,630	$143,984,017	$108,455,572	$65,375,003	$571,958,171	$174,518,187	$730,583	$72,243	$221,497

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	5,617,983	57,662	—	—
class IA	11,362,601	9,518,780	9,060,089	6,393,546	1,845,623	5,135,694	—	—	—	—
class IB	4,408,103	2,416,846	5,406,995	1,935,863	1,244,175	846,501	—	—	—	—
class II	—	—	—	—	—	—	—	—	1,780	2,544
class III	—	—	—	—	—	—	1,470,535	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—

Total shares	15,770,704	11,935,626	14,467,084	8,329,409	3,089,798	5,982,195	7,088,518	57,662	1,780	2,544

Cost	$212,219,886	$369,028,082	$145,689,004	$146,580,890	$81,091,094	$347,545,866	$172,072,177	$898,325	$28,941	$57,603

Deferred contracts in the accumulation period:
Units owned by participants #	82,110,616	31,500,344	112,672,455	22,363,513	16,880,601	64,695,052	12,370,038	191,428	10,266	67,450
Minimum unit fair value #*	$1.343882	$3.804172	$0.767061	$1.947124	$2.975672	$2.364662	$13.001678	$2.501330	$3.279233	$2.123403
Maximum unit fair value #*	$20.333509	$42.501114	$7.865589	$35.838634	$41.833852	$46.989930	$14.169037	$41.846324	$34.785642	$45.210010
Contract liability	$214,745,221	$298,841,765	$141,640,124	$107,019,314	$64,683,749	$561,312,789	$170,739,991	$726,878	$70,478	$221,497

Contracts in payout (annuitization) period:
Units owned by participants #	901,840	443,202	1,860,439	266,962	183,454	1,008,239	271,849	1,275	509	—
Minimum unit fair value #*	$1.560592	$4.545735	$0.964253	$2.261432	$3.535436	$2.746218	$13.859250	$2.906390	$3.468480	$—
Maximum unit fair value #*	$4.040089	$12.516044	$1.889752	$6.716470	$3.943186	$20.672214	$14.169037	$2.906390	$3.468480	$—
Contract liability	$2,705,413	$4,184,865	$2,343,893	$1,436,258	$691,254	$10,645,382	$3,778,196	$3,705	$1,765	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2022

	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$788,900	$318,258	$—	$422,521
class 2	—	—	5,021,333	866,992	549,513	432,791	315,691
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	93,295	15,201	—	—	—	—	—
class III	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—

Total investments	93,295	15,201	5,021,333	1,655,892	867,771	432,791	738,212
Due from Sponsor Company	—	—	—	—	—	—	—
Receivable for fund shares sold	8	1	531	419	499	46	75
Other assets	—	1	2	—	—	2	1
Total assets	93,303	15,203	5,021,866	1,656,311	868,270	432,839	738,288

Liabilities:
Due to Sponsor Company	8	1	531	419	499	46	75
Payable for fund shares purchased	—	—	—	—	—	—	—
Other liabilities	1	—	—	—	2	—	—
Total liabilities	9	1	531	419	501	46	75

Net assets:
For contract liabilities	$93,294	$15,202	$5,021,335	$1,655,892	$867,769	$432,793	$738,213

Contract Liabilities:
class 1	$—	$—	$—	$788,900	$318,257	$—	$422,522
class 2	—	—	5,021,335	866,992	549,512	432,793	315,691
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	93,294	15,202	—	—	—	—	—
class III	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—

Total contract liabilities	$93,294	$15,202	$5,021,335	$1,655,892	$867,769	$432,793	$738,213

Shares:
class 1	—	—	—	475,241	39,584	—	18,998
class 2	—	—	301,401	504,065	72,783	25,413	14,144
class I	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—
class II	2,197	1,629	—	—	—	—	—
class III	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—

Total shares	2,197	1,629	301,401	979,306	112,367	25,413	33,142

Cost	$37,187	$6,728	$5,007,057	$2,606,643	$1,113,054	$675,735	$750,978

Deferred contracts in the accumulation period:
Units owned by participants #	35,854	10,193	1,882,366	624,274	149,704	12,427	24,758
Minimum unit fair value #*	$2.434070	$1.478716	$2.379298	$1.082139	$3.454176	$33.145638	$26.126726
Maximum unit fair value #*	$2.625762	$1.544237	$26.541456	$14.944700	$31.907202	$39.170639	$35.271536
Contract liability	$93,294	$15,169	$4,966,579	$1,582,620	$823,996	$432,537	$725,782

Contracts in payout (annuitization) period:
Units owned by participants #	—	20	19,157	18,003	7,756	7	385
Minimum unit fair value #*	$—	$1.595199	$2.831510	$1.268602	$4.033404	$37.817400	$29.263632
Maximum unit fair value #*	$—	$1.595199	$2.861594	$14.671687	$31.316845	$37.817400	$33.459325
Contract liability	$—	$33	$54,756	$73,272	$43,773	$256	$12,431

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 10, 2022.
(2) Funded as of April 29, 2022.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations
For the Periods Ended December 31, 2022

	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	Allspring VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,987	$31,548	$923,780	$—	$14,337,747	$10,900,716	$12,281,589	$18,747,149	$—	$5,511,845

Expenses:
Mortality and expense risk charges	(1,731)	(4,626)	(950,856)	(80,379)	(11,707,662)	(5,759,519)	(19,602,243)	(16,706,961)	(804,435)	(9,296,159)
Total expenses	(1,731)	(4,626)	(950,856)	(80,379)	(11,707,662)	(5,759,519)	(19,602,243)	(16,706,961)	(804,435)	(9,296,159)
Net investment income (loss)	2,256	26,922	(27,076)	(80,379)	2,630,085	5,141,197	(7,320,654)	2,040,188	(804,435)	(3,784,314)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,155)	(18,375)	—	5,430	24,186,056	(9,184,757)	2,452,673	23,882,167	(630,762)	9,763,086
Net realized gain distributions	—	—	—	992,358	105,095,344	4,522,627	184,667,553	121,628,588	12,857,717	33,395,169
Change in unrealized appreciation (depreciation) during the period	(7,379)	(18,769)	—	(3,204,186)	(274,661,732)	(69,258,285)	(456,517,978)	(282,080,455)	(19,855,243)	(188,142,081)
Net gain (loss) on investments	(13,534)	(37,144)	—	(2,206,398)	(145,380,332)	(73,920,415)	(269,397,752)	(136,569,700)	(7,628,288)	(144,983,826)
Net increase (decrease) in net assets resulting from operations	$(11,278)	$(10,222)	$(27,076)	$(2,286,777)	$(142,750,247)	$(68,779,218)	$(276,718,406)	$(134,529,512)	$(8,432,723)	$(148,768,140)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,555,560	$2,841,316	$227,106	$—	$—	$9,304,599	$2,703,223	$—	$—	$—

Expenses:
Mortality and expense risk charges	(3,449,675)	(4,749,424)	(2,473,857)	(1,774,521)	(1,194,894)	(8,052,799)	(2,794,001)	(15,999)	(1,614)	(4,814)
Total expenses	(3,449,675)	(4,749,424)	(2,473,857)	(1,774,521)	(1,194,894)	(8,052,799)	(2,794,001)	(15,999)	(1,614)	(4,814)
Net investment income (loss)	105,885	(1,908,108)	(2,246,751)	(1,774,521)	(1,194,894)	1,251,800	(90,778)	(15,999)	(1,614)	(4,814)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	4,429,839	(1,954,844)	(693,194)	(2,032,165)	(776,889)	32,312,401	3,375,768	(9,656)	2,489	7,283
Net realized gain distributions	39,694,932	49,905,864	—	25,087,728	12,848,814	58,087,666	8,638,005	50,745	—	—
Change in unrealized appreciation (depreciation) during the period	(99,628,585)	(156,993,712)	(209,074)	(75,951,940)	(40,086,792)	(135,744,555)	(57,117,089)	(530,159)	(28,662)	(145,839)
Net gain (loss) on investments	(55,503,814)	(109,042,692)	(902,268)	(52,896,377)	(28,014,867)	(45,344,488)	(45,103,316)	(489,070)	(26,173)	(138,556)
Net increase (decrease) in net assets resulting from operations	$(55,397,929)	$(110,950,800)	$(3,149,019)	$(54,670,898)	$(29,209,761)	$(44,092,688)	$(45,194,094)	$(505,069)	$(27,787)	$(143,370)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$35,475	$69,258	$—	$—	$—

Expenses:
Mortality and expense risk charges	(1,439)	(302)	(108,616)	(32,532)	(20,342)	(9,449)	(18,260)
Total expenses	(1,439)	(302)	(108,616)	(32,532)	(20,342)	(9,449)	(18,260)
Net investment income (loss)	(1,439)	(302)	(73,141)	36,726	(20,342)	(9,449)	(18,260)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,726	1,028	50,861	(209,187)	(14,050)	(12,088)	2,409
Net realized gain distributions	—	—	657,940	—	171,381	170,012	198,757
Change in unrealized appreciation (depreciation) during the period	(11,483)	(7,887)	(1,856,582)	(103,484)	(705,466)	(429,824)	(458,680)
Net gain (loss) on investments	(8,757)	(6,859)	(1,147,781)	(312,671)	(548,135)	(271,900)	(257,514)
Net increase (decrease) in net assets resulting from operations	$(10,196)	$(7,161)	$(1,220,922)	$(275,945)	$(568,477)	$(281,349)	$(275,774)

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 10, 2022.
(2) Funded as of April 29, 2022.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	Allspring VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,256	$26,922	$(27,076)	$(80,379)	$2,630,085	$5,141,197	$(7,320,654)	$2,040,188	$(804,435)	$(3,784,314)
Net realized gain (loss) on security transactions	(6,155)	(18,375)	—	5,430	24,186,056	(9,184,757)	2,452,673	23,882,167	(630,762)	9,763,086
Net realized gain distributions	—	—	—	992,358	105,095,344	4,522,627	184,667,553	121,628,588	12,857,717	33,395,169
Change in unrealized appreciation (depreciation) during the period	(7,379)	(18,769)	—	(3,204,186)	(274,661,732)	(69,258,285)	(456,517,978)	(282,080,455)	(19,855,243)	(188,142,081)
Net increase (decrease) in net assets resulting from operations	(11,278)	(10,222)	(27,076)	(2,286,777)	(142,750,247)	(68,779,218)	(276,718,406)	(134,529,512)	(8,432,723)	(148,768,140)

Unit transactions:
Purchases	750	750	2,097,235	165	6,393,782	2,118,418	6,088,157	5,559,134	269,509	2,498,182
Net transfers	562,332	476,565	30,424,153	269,017	(1,677,262)	(5,997,078)	(9,409,910)	(7,739,238)	(703,075)	(12,694,884)
Surrenders for benefit payments and fees	(38,329)	(6,624)	(13,727,764)	(254,122)	(57,512,970)	(30,118,251)	(87,812,600)	(74,928,327)	(2,833,416)	(40,116,485)
Other transactions	—	—	1,096	(12)	11,588	1,846	4,593	15,701	10,859	2,777
Death benefits	(63,453)	(1,330)	(3,891,999)	(34,659)	(35,149,137)	(13,732,920)	(40,529,717)	(34,253,017)	(1,270,326)	(12,450,855)
Net annuity transactions	—	—	139,843	(17,611)	(6,451,739)	(841,154)	(5,155,794)	(4,905,078)	(281,112)	(1,791,915)
Net increase (decrease) in net assets resulting from unit transactions	461,300	469,361	15,042,564	(37,222)	(94,385,738)	(48,569,139)	(136,815,271)	(116,250,825)	(4,807,561)	(64,553,180)
Net increase (decrease) in net assets	450,022	459,139	15,015,488	(2,323,999)	(237,135,985)	(117,348,357)	(413,533,677)	(250,780,337)	(13,240,284)	(213,321,320)

Net assets:
Beginning of period	—	—	54,887,288	5,976,256	998,936,447	458,380,492	1,706,492,067	1,338,635,913	66,510,990	756,369,368
End of period	$450,022	$459,139	$69,902,776	$3,652,257	$761,800,462	$341,032,135	$1,292,958,390	$1,087,855,576	$53,270,706	$543,048,048

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$105,885	$(1,908,108)	$(2,246,751)	$(1,774,521)	$(1,194,894)	$1,251,800	$(90,778)	$(15,999)	$(1,614)	$(4,814)
Net realized gain (loss) on security transactions	4,429,839	(1,954,844)	(693,194)	(2,032,165)	(776,889)	32,312,401	3,375,768	(9,656)	2,489	7,283
Net realized gain distributions	39,694,932	49,905,864	—	25,087,728	12,848,814	58,087,666	8,638,005	50,745	—	—
Change in unrealized appreciation (depreciation) during the period	(99,628,585)	(156,993,712)	(209,074)	(75,951,940)	(40,086,792)	(135,744,555)	(57,117,089)	(530,159)	(28,662)	(145,839)
Net increase (decrease) in net assets resulting from operations	(55,397,929)	(110,950,800)	(3,149,019)	(54,670,898)	(29,209,761)	(44,092,688)	(45,194,094)	(505,069)	(27,787)	(143,370)

Unit transactions:
Purchases	818,331	1,326,329	1,007,472	289,441	243,967	2,739,911	643,990	—	—	—
Net transfers	6,484,011	(3,295,139)	(399,850)	(425,970)	3,552,483	(6,897,618)	(1,153,926)	(23,568)	810	—
Surrenders for benefit payments and fees	(16,094,520)	(21,505,154)	(13,724,014)	(7,361,736)	(5,086,773)	(35,083,363)	(13,117,706)	(55,041)	(989)	(4,304)
Other transactions	(1,430)	8,202	415	719	(316)	1,614	(3,134)	—	1	(1)
Death benefits	(5,529,023)	(8,981,658)	(6,283,775)	(3,456,044)	(2,083,585)	(15,165,750)	(4,828,850)	(2,831)	—	—
Net annuity transactions	(833,304)	(996,342)	(529,662)	(253,906)	(151,374)	(2,907,443)	(726,978)	(1,688)	(1,298)	—
Net increase (decrease) in net assets resulting from unit transactions	(15,155,935)	(33,443,762)	(19,929,414)	(11,207,496)	(3,525,598)	(57,312,649)	(19,186,604)	(83,128)	(1,476)	(4,305)
Net increase (decrease) in net assets	(70,553,864)	(144,394,562)	(23,078,433)	(65,878,394)	(32,735,359)	(101,405,337)	(64,380,698)	(588,197)	(29,263)	(147,675)

Net assets:
Beginning of period	288,004,498	447,421,192	167,062,450	174,333,966	98,110,362	673,363,508	238,898,885	1,318,780	101,506	369,172
End of period	$217,450,634	$303,026,630	$143,984,017	$108,455,572	$65,375,003	$571,958,171	$174,518,187	$730,583	$72,243	$221,497

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,439)	$(302)	$(73,141)	$36,726	$(20,342)	$(9,449)	$(18,260)
Net realized gain (loss) on security transactions	2,726	1,028	50,861	(209,187)	(14,050)	(12,088)	2,409
Net realized gain distributions	—	—	657,940	—	171,381	170,012	198,757
Change in unrealized appreciation (depreciation) during the period	(11,483)	(7,887)	(1,856,582)	(103,484)	(705,466)	(429,824)	(458,680)
Net increase (decrease) in net assets resulting from operations	(10,196)	(7,161)	(1,220,922)	(275,945)	(568,477)	(281,349)	(275,774)

Unit transactions:
Purchases	—	—	130,505	660	165	—	—
Net transfers	(1,045)	—	(61,235)	80,654	27,868	(6,074)	(141,983)
Surrenders for benefit payments and fees	(2,030)	(1,344)	(225,728)	(167,331)	(192,667)	(10,978)	(78,604)
Other transactions	(1)	—	(18)	51	(25)	—	—
Death benefits	—	—	(266,750)	(58,540)	(24,254)	—	9,726
Net annuity transactions	—	(220)	4,427	(18,540)	(1,484)	(36)	(5,587)
Net increase (decrease) in net assets resulting from unit transactions	(3,076)	(1,564)	(418,799)	(163,046)	(190,397)	(17,088)	(216,448)
Net increase (decrease) in net assets	(13,272)	(8,725)	(1,639,721)	(438,991)	(758,874)	(298,437)	(492,222)

Net assets:
Beginning of period	106,566	23,927	6,661,056	2,094,883	1,626,643	731,230	1,230,435
End of period	$93,294	$15,202	$5,021,335	$1,655,892	$867,769	$432,793	$738,213

The accompanying notes are an integral part of these financial statements.

(1) Funded as of May 10, 2022.
(2) Funded as of April 29, 2022.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	Invesco V.I. Government Money Market Fund	Allspring VT Omega Growth Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(893,327)	$(114,388)	$(4,308,571)	$3,904,163	$(16,883,978)	$(2,542,869)	$(889,833)	$(7,687,822)	$(1,645,149)	$(6,386,341)
Net realized gain (loss) on security transactions	—	459,899	41,012,726	1,217,675	49,025,919	36,832,165	1,305,041	26,721,578	15,450,035	17,461,087
Net realized gain distributions	—	647,001	51,704,108	11,796,984	149,143,618	61,773,055	7,264,842	30,458,935	—	73,415,621
Change in unrealized appreciation (depreciation) during the period	—	(242,449)	71,789,235	(29,438,483)	30,002,280	231,849,967	(2,309,544)	104,158,307	4,037,510	(47,349,621)
Net increase (decrease) in net assets resulting from operations	(893,327)	750,063	160,197,498	(12,519,661)	211,287,839	327,912,318	5,370,506	153,650,998	17,842,396	37,140,746

Unit transactions:
Purchases	890,352	7,163	6,369,341	2,221,532	8,369,463	8,280,977	318,688	2,420,979	1,259,893	1,894,330
Net transfers	18,393,016	(207,949)	8,574,585	27,461,577	(23,685,081)	(15,578,479)	(736,305)	(22,554,483)	1,881,310	(4,318,686)
Surrenders for benefit payments and fees	(20,904,118)	(539,334)	(68,696,960)	(39,092,284)	(131,163,890)	(93,244,761)	(4,762,364)	(60,074,096)	(22,634,478)	(31,529,261)
Other transactions	11,108	(250)	11,526	9,160	51,217	30,007	1,349	18,492	7,929	11,458
Death benefits	(5,916,419)	(108,457)	(33,211,072)	(15,463,944)	(39,701,402)	(37,976,720)	(1,537,023)	(15,742,724)	(7,447,046)	(11,537,010)
Net annuity transactions	(200,448)	12,652	(7,596,531)	(1,439,835)	(5,129,985)	(3,314,700)	85,182	(2,225,609)	(1,136,228)	(1,633,569)
Net increase (decrease) in net assets resulting from unit transactions	(7,726,509)	(836,175)	(94,549,111)	(26,303,794)	(191,259,678)	(141,803,676)	(6,630,473)	(98,157,441)	(28,068,620)	(47,112,738)
Net increase (decrease) in net assets	(8,619,836)	(86,112)	65,648,387	(38,823,455)	20,028,161	186,108,642	(1,259,967)	55,493,557	(10,226,224)	(9,971,992)

Net assets:
Beginning of period	63,507,124	6,062,368	933,288,060	497,203,947	1,686,463,906	1,152,527,271	67,770,957	700,875,811	298,230,722	457,393,184
End of period	$54,887,288	$5,976,256	$998,936,447	$458,380,492	$1,706,492,067	$1,338,635,913	$66,510,990	$756,369,368	$288,004,498	$447,421,192

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	PSF PGIM Jennison Focused Blend Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio	PSF International Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,605,232)	$(2,683,852)	$(1,685,133)	$(1,256,993)	$(452,274)	$(24,061)	$(2,005)	$(6,356)	$(1,467)	$(424)
Net realized gain (loss) on security transactions	(75,415)	11,185,067	8,064,368	41,356,435	7,275,985	125,595	6,164	6,704	1,405	1,481
Net realized gain distributions	—	22,881,214	8,396,934	22,863,069	16,186,324	191,534	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	(1,544,150)	(30,491,519)	(12,087,475)	69,951,823	29,577,346	(84,325)	8,730	43,747	21,718	1,264
Net increase (decrease) in net assets resulting from operations	(3,224,797)	890,910	2,688,694	132,914,334	52,587,381	208,743	12,889	44,095	21,656	2,321

Unit transactions:
Purchases	928,905	834,010	319,710	2,927,307	1,056,367	—	—	—	—	—
Net transfers	7,622,707	(10,185,731)	(4,504,679)	(6,277,327)	3,256,680	(308,341)	265	—	(531)	—
Surrenders for benefit payments and fees	(17,471,834)	(13,722,887)	(8,709,504)	(44,567,585)	(17,757,493)	(284,413)	(5,215)	(1,637)	(256)	(1,568)
Other transactions	7,397	4,493	1,098	9,370	(1,651)	(7)	—	(6)	(2)	1
Death benefits	(6,506,643)	(5,191,845)	(2,792,641)	(16,174,044)	(5,648,702)	(10,471)	—	—	—	—
Net annuity transactions	(362,395)	(510,326)	(604,656)	(2,277,454)	(749,480)	(5,032)	(1,633)	—	—	(301)
Net increase (decrease) in net assets resulting from unit transactions	(15,781,863)	(28,772,286)	(16,290,672)	(66,359,733)	(19,844,279)	(608,264)	(6,583)	(1,643)	(789)	(1,868)
Net increase (decrease) in net assets	(19,006,660)	(27,881,376)	(13,601,978)	66,554,601	32,743,102	(399,521)	6,306	42,452	20,867	453

Net assets:
Beginning of period	186,069,110	202,215,342	111,712,340	606,808,907	206,155,783	1,718,301	95,200	326,720	85,699	23,474
End of period	$167,062,450	$174,333,966	$98,110,362	$673,363,508	$238,898,885	$1,318,780	$101,506	$369,172	$106,566	$23,927

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(86,254)	$(14,023)	$(34,977)	$(15,068)	$(19,912)
Net realized gain (loss) on security transactions	196,014	(218,847)	221,239	49,367	53,031
Net realized gain distributions	604,960	—	203,735	58,692	58,156
Change in unrealized appreciation (depreciation) during the period	120,612	359,289	(277,640)	(146,846)	147,862
Net increase (decrease) in net assets resulting from operations	835,332	126,419	112,357	(53,855)	239,137

Unit transactions:
Purchases	—	4,670	165	—	—
Net transfers	(40,569)	(39,986)	(136,278)	(18,329)	(6,800)
Surrenders for benefit payments and fees	(254,293)	(216,160)	(247,031)	(14,638)	(43,805)
Other transactions	1	2,463	517	3	1
Death benefits	(127,002)	(80,564)	(98,942)	—	(76,389)
Net annuity transactions	(8,800)	(41,010)	15,400	(90)	(3,061)
Net increase (decrease) in net assets resulting from unit transactions	(430,663)	(370,587)	(466,169)	(33,054)	(130,054)
Net increase (decrease) in net assets	404,669	(244,168)	(353,812)	(86,909)	109,083

Net assets:
Beginning of period	6,256,387	2,339,051	1,980,455	818,139	1,121,352
End of period	$6,661,056	$2,094,883	$1,626,643	$731,230	$1,230,435

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT ONE
Talcott Resolution Life and Annuity Insurance Company
Notes to Financial Statements
December 31, 2022

1. Organization:

Separate Account One (the “Account”) is a separate investment account established by Talcott Resolution Life and Annuity Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.

The Account is comprised of the following Sub-Accounts:

Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, Allspring VT Omega Growth Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, PSF PGIM Jennison Focused Blend Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, PSF International Growth Portfolio, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund, Allspring VT Small Cap Growth Fund, Allspring VT Discovery Fund, Allspring VT Opportunity Fund.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-
dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.

h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

c) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

MAV/EPB Death Benefit Charge maximum of 0.30%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV 70 Death Benefit maximum of 0.20%
Optional Death Benefit maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
Invesco V.I. Government Securities Fund	$674,981	$211,425
Invesco V.I. High Yield Fund	$734,008	$237,725
Invesco V.I. Government Money Market Fund	$45,151,864	$30,136,438
Allspring VT Omega Growth Fund	$1,475,780	$601,023
Hartford Balanced HLS Fund	$128,708,418	$115,368,738
Hartford Total Return Bond HLS Fund	$28,262,505	$67,167,845
Hartford Capital Appreciation HLS Fund	$206,093,544	$165,561,929
Hartford Dividend and Growth HLS Fund	$161,239,350	$153,821,455
Hartford Healthcare HLS Fund	$13,302,612	$6,056,884
Hartford Disciplined Equity HLS Fund	$47,790,189	$82,732,510
Hartford International Opportunities HLS Fund	$52,809,656	$28,164,751
Hartford MidCap HLS Fund	$56,940,242	$42,386,246
Hartford Ultrashort Bond HLS Fund	$20,528,258	$42,704,445
Hartford Small Company HLS Fund	$29,223,969	$17,118,245
Hartford SmallCap Growth HLS Fund	$20,740,619	$12,612,298
Hartford Stock HLS Fund	$74,492,210	$72,465,398
BlackRock S&P 500 Index V.I. Fund	$16,802,920	$27,442,307
BlackRock Large Cap Focus Growth V.I. Fund	$65,400	$113,783
PSF PGIM Jennison Focused Blend Portfolio	$884	$3,975
PSF PGIM Jennison Growth Portfolio	$—	$9,119
PSF PGIM Jennison Value Portfolio	$64	$4,579
PSF International Growth Portfolio	$1	$1,867
Allspring VT Index Asset Allocation Fund	$762,140	$596,140
Allspring VT International Equity Fund	$214,253	$340,573
Allspring VT Small Cap Growth Fund	$258,907	$298,266
Allspring VT Discovery Fund	$202,519	$59,045
Allspring VT Opportunity Fund	$254,157	$290,106

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Invesco V.I. Government Securities Fund	72,619	22,983	49,636
Invesco V.I. High Yield Fund	75,426	25,558	49,868
Invesco V.I. Government Money Market Fund	5,003,322	3,302,543	1,700,779
Allspring VT Omega Growth Fund	59,250	114,125	(54,875)
Hartford Balanced HLS Fund	3,738,206	19,944,571	(16,206,365)
Hartford Total Return Bond HLS Fund	5,720,334	23,693,130	(17,972,796)
Hartford Capital Appreciation HLS Fund	1,677,899	14,789,176	(13,111,277)
Hartford Dividend and Growth HLS Fund	3,570,840	20,220,420	(16,649,580)
Hartford Healthcare HLS Fund	82,356	615,737	(533,381)
Hartford Disciplined Equity HLS Fund	2,227,870	17,003,757	(14,775,887)
Hartford International Opportunities HLS Fund	4,718,308	10,250,071	(5,531,763)
Hartford MidCap HLS Fund	659,090	3,948,788	(3,289,698)
Hartford Ultrashort Bond HLS Fund	13,618,795	30,687,982	(17,069,187)
Hartford Small Company HLS Fund	1,125,931	3,374,323	(2,248,392)
Hartford SmallCap Growth HLS Fund	1,822,003	2,844,622	(1,022,619)
Hartford Stock HLS Fund	1,750,712	9,692,777	(7,942,065)
BlackRock S&P 500 Index V.I. Fund	434,067	1,742,010	(1,307,943)
BlackRock Large Cap Focus Growth V.I. Fund	4,246	28,063	(23,817)
PSF PGIM Jennison Focused Blend Portfolio	253	641	(388)
PSF PGIM Jennison Growth Portfolio	—	1,639	(1,639)
PSF PGIM Jennison Value Portfolio	29	1,219	(1,190)
PSF International Growth Portfolio	—	949	(949)
Allspring VT Index Asset Allocation Fund	32,187	181,920	(149,733)
Allspring VT International Equity Fund	70,008	163,213	(93,205)
Allspring VT Small Cap Growth Fund	14,672	25,749	(11,077)
Allspring VT Discovery Fund	817	1,216	(399)
Allspring VT Opportunity Fund	1,879	9,764	(7,885)

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
Invesco V.I. Government Money Market Fund	3,670,882	4,514,033	(843,151)
Allspring VT Omega Growth Fund	37,568	88,899	(51,331)
Hartford Balanced HLS Fund	6,261,093	21,530,131	(15,269,038)
Hartford Total Return Bond HLS Fund	13,828,212	23,454,247	(9,626,035)
Hartford Capital Appreciation HLS Fund	4,103,107	20,560,254	(16,457,147)
Hartford Dividend and Growth HLS Fund	4,880,245	25,787,255	(20,907,010)
Hartford Healthcare HLS Fund	89,566	765,524	(675,958)
Hartford Disciplined Equity HLS Fund	3,315,012	25,253,356	(21,938,344)
Hartford International Opportunities HLS Fund	4,827,593	13,765,157	(8,937,564)
Hartford MidCap HLS Fund	1,097,140	5,086,721	(3,989,581)
Hartford Ultrashort Bond HLS Fund	12,948,679	25,322,771	(12,374,092)
Hartford Small Company HLS Fund	1,264,881	5,204,728	(3,939,847)
Hartford SmallCap Growth HLS Fund	1,459,449	4,312,306	(2,852,857)
Hartford Stock HLS Fund	2,592,100	10,572,817	(7,980,717)
BlackRock S&P 500 Index V.I. Fund	597,978	1,894,691	(1,296,713)
BlackRock Large Cap Focus Growth V.I. Fund	809	148,460	(147,651)
PSF PGIM Jennison Focused Blend Portfolio	105	1,753	(1,648)
PSF PGIM Jennison Growth Portfolio	—	372	(372)
PSF PGIM Jennison Value Portfolio	65	396	(331)
PSF International Growth Portfolio	1	877	(876)
Allspring VT Index Asset Allocation Fund	52,080	196,813	(144,733)
Allspring VT International Equity Fund	25,133	117,074	(91,941)
Allspring VT Small Cap Growth Fund	17,272	75,030	(57,758)
Allspring VT Discovery Fund	1,482	1,957	(475)
Allspring VT Opportunity Fund	796	4,677	(3,881)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco V.I. Government Securities Fund
2022♦	49,636	$9.021668	to	$9.082416	$450,022	1.15%	to	1.95%	—%	to	—%	(9.78)%	to	(9.18)%
Invesco V.I. High Yield Fund
2022♦	49,868	$9.152691	to	$9.240400	$459,139	1.15%	to	2.35%	—%	to	4.65%	(8.47)%	to	(7.60)%
Invesco V.I. Government Money Market Fund
2022	7,703,089	$8.303733	to	$9.821024	$69,902,776	0.80%	to	2.55%	1.36%	to	3.13%	(1.10)%	to	0.65%
2021	6,002,310	$8.395971	to	$9.757843	$54,887,288	0.80%	to	2.55%	0.01%	to	0.01%	(2.51)%	to	(0.79)%
2020	6,845,461	$8.612237	to	$9.835544	$63,507,124	0.80%	to	2.55%	0.02%	to	0.25%	(2.23)%	to	(0.50)%
2019	5,102,207	$8.795345	to	$9.885451	$47,983,115	0.80%	to	2.45%	1.63%	to	1.88%	(0.82)%	to	1.09%
2018	5,090,987	$8.868012	to	$9.779295	$47,591,781	0.80%	to	2.55%	—%	to	1.54%	(1.01)%	to	0.74%
Allspring VT Omega Growth Fund
2022	352,206	$35.394087	to	$43.730968	$3,652,257	1.15%	to	2.35%	—%	to	—%	(38.51)%	to	(37.92)%
2021	407,081	$57.013070	to	$71.119354	$5,976,256	1.15%	to	2.35%	—%	to	—%	12.60%	to	13.66%
2020	458,412	$50.162098	to	$63.163272	$6,062,368	1.15%	to	2.35%	—%	to	—%	40.08%	to	41.55%
2019	499,847	$35.437921	to	$45.090650	$4,837,711	1.15%	to	2.35%	—%	to	—%	34.21%	to	35.48%
2018	591,405	$26.157360	to	$33.597598	$4,383,516	1.15%	to	2.35%	—%	to	—%	(1.82)%	to	(0.87)%
Hartford Balanced HLS Fund
2022	142,642,381	$2.967726	to	$26.553152	$761,800,462	0.40%	to	2.55%	1.80%	to	1.85%	(15.61)%	to	(13.77)%
2021	158,848,746	$3.441674	to	$31.463773	$998,936,447	0.40%	to	2.55%	1.04%	to	1.34%	16.63%	to	19.17%
2020	174,117,784	$2.888130	to	$26.976803	$933,288,060	0.40%	to	2.55%	1.47%	to	1.75%	8.81%	to	11.17%
2019	193,923,925	$2.597932	to	$24.793523	$943,284,078	0.40%	to	2.55%	1.91%	to	1.97%	19.71%	to	22.31%
2018	217,957,470	$2.124107	to	$20.712015	$877,887,362	0.40%	to	2.55%	1.95%	to	2.02%	(7.63)%	to	(5.62)%
Hartford Total Return Bond HLS Fund
2022	131,942,584	$2.054726	to	$11.844590	$341,032,135	0.40%	to	2.55%	2.46%	to	3.03%	(16.38)%	to	(14.56)%
2021	149,915,380	$2.404748	to	$14.163939	$458,380,492	0.40%	to	2.55%	2.43%	to	2.52%	(3.44)%	to	(1.34)%
2020	159,541,415	$2.437441	to	$14.668516	$497,203,947	0.40%	to	2.55%	0.92%	to	3.80%	6.28%	to	8.59%
2019	134,716,515	$2.244578	to	$13.801395	$392,541,560	0.40%	to	2.55%	3.76%	to	3.96%	7.87%	to	10.21%
2018	146,458,466	$2.036658	to	$12.794976	$392,201,094	0.40%	to	2.55%	3.94%	to	4.04%	(3.30)%	to	(1.20)%
Hartford Capital Appreciation HLS Fund
2022	114,448,409	$6.338858	to	$35.290553	$1,292,958,390	0.80%	to	2.55%	0.68%	to	0.92%	(17.63)%	to	(15.97)%
2021	127,559,686	$7.543934	to	$42.844580	$1,706,492,067	0.80%	to	2.55%	0.22%	to	0.47%	11.57%	to	13.85%
2020	144,016,833	$6.626375	to	$38.401226	$1,686,463,906	0.80%	to	2.55%	0.67%	to	0.96%	18.56%	to	20.94%
2019	162,792,993	$5.478898	to	$32.389288	$1,577,716,064	0.80%	to	2.55%	0.92%	to	1.16%	27.66%	to	30.24%
2018	185,453,570	$4.206931	to	$25.371357	$1,387,079,538	0.80%	to	2.55%	0.67%	to	0.89%	(9.52)%	to	(7.70)%
Hartford Dividend and Growth HLS Fund
2022	148,194,455	$5.139498	to	$35.846067	$1,087,855,576	0.40%	to	2.55%	1.40%	to	1.73%	(11.44)%	to	(9.30)%
2021	164,844,035	$5.666351	to	$40.476366	$1,338,635,913	0.40%	to	2.55%	1.05%	to	1.35%	28.36%	to	31.47%
2020	185,751,045	$4.310010	to	$31.532766	$1,152,527,271	0.40%	to	2.55%	1.79%	to	2.00%	4.74%	to	7.34%
2019	183,700,326	$4.015332	to	$30.105175	$1,086,370,338	0.40%	to	2.55%	1.67%	to	1.89%	25.07%	to	28.09%
2018	210,613,279	$3.420114	to	$24.070196	$979,904,185	0.80%	to	2.55%	1.81%	to	1.87%	(7.94)%	to	(6.07)%
Hartford Healthcare HLS Fund
2022	6,002,687	$10.208950	to	$49.050503	$53,270,706	0.80%	to	2.55%	—%	to	—%	(13.70)%	to	(11.94)%
2021	6,536,068	$11.593820	to	$56.839193	$66,510,990	0.80%	to	2.55%	—%	to	0.20%	6.99%	to	9.14%
2020	7,212,026	$10.623244	to	$53.123447	$67,770,957	0.80%	to	2.55%	0.30%	to	0.49%	19.70%	to	22.12%
2019	8,061,360	$8.699127	to	$44.382154	$62,386,569	0.80%	to	2.55%	—%	to	—%	30.32%	to	32.88%
2018	9,211,327	$6.546429	to	$34.057047	$54,007,334	0.80%	to	2.55%	—%	to	—%	(5.41)%	to	(3.44)%
Hartford Disciplined Equity HLS Fund
2022	133,089,219	$4.227150	to	$42.663789	$543,048,048	0.40%	to	2.55%	0.91%	to	1.03%	(21.00)%	to	(19.28)%
2021	147,865,106	$5.236920	to	$54.005577	$756,369,368	0.40%	to	2.55%	0.54%	to	0.58%	22.36%	to	25.02%
2020	169,803,450	$4.189009	to	$44.137204	$700,875,811	0.40%	to	2.55%	0.30%	to	0.36%	15.07%	to	17.57%
2019	50,813,147	$3.577763	to	$38.356975	$184,271,470	0.80%	to	2.55%	0.88%	to	0.92%	30.75%	to	33.05%
2018	57,533,894	$2.688975	to	$29.337062	$158,399,093	0.80%	to	2.55%	0.49%	to	0.75%	(4.46)%	to	(2.77)%
Hartford International Opportunities HLS Fund
2022	83,012,456	$2.372574	to	$19.491349	$217,450,634	0.80%	to	2.55%	1.64%	to	1.66%	(20.21)%	to	(18.80)%
2021	88,544,219	$2.921817	to	$24.428160	$288,004,498	0.80%	to	2.55%	1.02%	to	1.02%	5.10%	to	6.96%
2020	97,481,783	$2.731724	to	$23.241984	$298,230,722	0.80%	to	2.55%	1.93%	to	1.96%	17.42%	to	19.49%
2019	110,346,681	$2.286170	to	$19.794451	$282,662,241	0.80%	to	2.55%	1.86%	to	1.87%	23.24%	to	25.42%
2018	123,147,057	$1.822827	to	$16.061195	$253,108,823	0.80%	to	2.55%	1.54%	to	1.94%	(20.79)%	to	(19.39)%
Hartford MidCap HLS Fund
2022	31,943,546	$8.728808	to	$35.630444	$303,026,630	0.80%	to	2.55%	0.60%	to	0.89%	(26.37)%	to	(24.91)%
2021	35,233,244	$11.623843	to	$48.390795	$447,421,192	0.80%	to	2.55%	—%	to	—%	6.86%	to	9.03%
2020	39,222,825	$10.660962	to	$45.284545	$457,393,184	0.80%	to	2.55%	—%	to	0.09%	21.66%	to	24.11%
2019	22,682,189	$8.590060	to	$37.223130	$242,891,977	0.80%	to	2.55%	—%	to	0.17%	29.16%	to	31.81%
2018	25,688,412	$6.517170	to	$28.819655	$209,983,986	0.80%	to	2.55%	—%	to	—%	(9.97)%	to	(8.18)%
Hartford Ultrashort Bond HLS Fund
2022	114,532,894	$1.190106	to	$7.360255	$143,984,017	0.80%	to	2.55%	—%	to	0.22%	(3.01)%	to	(0.97)%
2021	131,602,081	$1.201732	to	$7.588354	$167,062,450	0.80%	to	2.55%	0.54%	to	0.71%	(2.97)%	to	(0.98)%
2020	143,976,173	$1.213638	to	$7.820421	$186,069,110	0.80%	to	2.55%	1.55%	to	1.67%	(1.28)%	to	0.63%
2019	60,080,685	$1.204297	to	$7.921855	$79,823,214	0.40%	to	2.55%	1.64%	to	1.89%	(0.04)%	to	2.40%
2018	66,520,152	$1.176026	to	$7.924972	$88,587,717	0.40%	to	2.55%	—%	to	1.15%	(1.28)%	to	1.16%
Hartford Small Company HLS Fund
2022	22,630,475	$4.517260	to	$33.186932	$108,455,572	0.80%	to	2.55%	—%	to	—%	(32.81)%	to	(31.49)%
2021	24,878,867	$6.593341	to	$49.395077	$174,333,966	0.80%	to	2.55%	—%	to	—%	(1.25)%	to	0.75%
2020	28,818,714	$6.544170	to	$50.019901	$202,215,342	0.80%	to	2.55%	—%	to	—%	51.13%	to	54.28%
2019	32,014,899	$4.241773	to	$33.096769	$145,354,825	0.80%	to	2.55%	—%	to	—%	33.33%	to	35.91%
2018	35,552,501	$3.121108	to	$24.822863	$118,977,784	0.80%	to	2.55%	—%	to	—%	(6.92)%	to	(5.00)%
Hartford SmallCap Growth HLS Fund
2022	17,064,055	$4.604517	to	$40.101509	$65,375,003	0.40%	to	2.55%	—%	to	—%	(30.26)%	to	(28.74)%
2021	18,086,674	$6.461909	to	$57.504020	$98,110,362	0.40%	to	2.55%	—%	to	—%	1.40%	to	3.60%
2020	20,939,531	$6.237203	to	$56.711272	$111,712,340	0.40%	to	2.55%	—%	to	—%	29.85%	to	32.66%
2019	25,250,650	$4.701483	to	$43.675969	$101,474,679	0.40%	to	2.55%	—%	to	—%	32.40%	to	35.27%
2018	27,412,494	$3.475579	to	$32.988899	$82,723,342	0.40%	to	2.55%	—%	to	—%	(13.92)%	to	(12.05)%
Hartford Stock HLS Fund
2022	65,703,291	$3.632369	to	$45.044379	$571,958,171	0.80%	to	2.55%	1.62%	to	1.63%	(7.53)%	to	(5.89)%
2021	73,645,356	$3.859852	to	$48.711018	$673,363,508	0.80%	to	2.55%	1.14%	to	1.22%	21.83%	to	23.98%
2020	81,626,073	$3.113163	to	$39.981182	$606,808,907	0.80%	to	2.55%	1.59%	to	1.63%	9.25%	to	11.18%
2019	91,231,812	$2.800011	to	$36.594446	$613,041,013	0.80%	to	2.55%	1.63%	to	1.67%	27.92%	to	30.17%
2018	106,085,200	$2.150962	to	$28.607819	$543,905,334	0.80%	to	2.55%	1.28%	to	1.56%	(2.66)%	to	(0.94)%
BlackRock S&P 500 Index V.I. Fund
2022	12,641,887	$13.001678	to	$14.169037	$174,518,187	0.80%	to	2.55%	1.48%	to	1.55%	(20.29)%	to	(18.88)%
2021	13,949,830	$16.311482	to	$17.467207	$238,898,885	0.80%	to	2.55%	1.27%	to	1.32%	25.30%	to	27.51%
2020	15,246,543	$13.017819	to	$13.698553	$206,155,783	0.80%	to	2.55%	1.71%	to	2.03%	15.26%	to	17.30%
2019	16,199,597	$11.293922	to	$11.678382	$188,051,722	0.80%	to	2.55%	—%	to	—%	28.04%	to	30.30%
2018♦	18,085,433	$8.820816	to	$8.962910	$162,274,100	0.80%	to	2.55%	1.02%	to	1.03%	(11.79)%	to	(10.37)%
BlackRock Large Cap Focus Growth V.I. Fund
2022	192,703	$2.906390	to	$39.831869	$730,583	1.25%	to	2.55%	—%	to	—%	(39.67)%	to	(38.88)%
2021	216,520	$4.755026	to	$66.022564	$1,318,780	1.25%	to	2.55%	—%	to	—%	15.11%	to	16.62%
2020	364,171	$4.077333	to	$57.353663	$1,718,301	1.25%	to	2.55%	—%	to	—%	40.13%	to	41.96%
2019	343,292	$2.872208	to	$40.929970	$1,162,499	1.25%	to	2.55%	—%	to	—%	29.36%	to	31.05%
2018	460,361	$2.191656	to	$31.640468	$1,162,623	1.25%	to	2.55%	—%	to	—%	0.42%	to	1.73%
PSF PGIM Jennison Focused Blend Portfolio
2022	10,775	$3.468480	to	$34.785642	$72,243	1.45%	to	2.20%	—%	to	—%	(27.65)%	to	(27.11)%
2021	11,163	$4.085337	to	$4.758189	$101,506	1.45%	to	2.30%	—%	to	—%	13.70%	to	14.67%
2020	12,811	$3.593030	to	$4.149409	$95,200	1.45%	to	2.30%	—%	to	—%	27.45%	to	28.54%
2019	14,046	$2.819214	to	$3.228222	$78,252	1.45%	to	2.30%	—%	to	—%	25.48%	to	26.55%
2018	16,394	$2.246688	to	$2.550885	$90,775	1.45%	to	2.30%	—%	to	—%	(7.87)%	to	(7.08)%
PSF PGIM Jennison Growth Portfolio
2022	67,450	$2.196448	to	$2.613883	$221,497	1.45%	to	2.30%	—%	to	—%	(39.27)%	to	(38.75)%
2021	69,089	$3.585786	to	$4.303788	$369,172	1.45%	to	2.30%	—%	to	—%	12.93%	to	13.89%
2020	69,461	$3.148383	to	$3.811043	$326,720	1.45%	to	2.30%	—%	to	—%	52.03%	to	53.33%
2019	87,084	$2.053324	to	$2.506691	$246,916	1.45%	to	2.30%	—%	to	—%	29.81%	to	30.91%
2018	87,310	$1.568468	to	$1.931108	$189,769	1.45%	to	2.30%	—%	to	—%	(3.43)%	to	(2.60)%
PSF PGIM Jennison Value Portfolio
2022	35,854	$2.434070	to	$2.625762	$93,294	1.45%	to	1.80%	—%	to	—%	(9.89)%	to	(9.58)%
2021	37,044	$2.701266	to	$2.903807	$106,566	1.45%	to	1.80%	—%	to	—%	25.01%	to	25.45%
2020	37,375	$2.160768	to	$2.314679	$85,699	1.45%	to	1.80%	—%	to	—%	1.31%	to	1.66%
2019	36,921	$2.132851	to	$2.276795	$83,368	1.45%	to	1.80%	—%	to	—%	23.34%	to	23.77%
2018	36,892	$1.729213	to	$1.839481	$67,332	1.45%	to	1.80%	—%	to	—%	(11.84)%	to	(11.53)%
PSF International Growth Portfolio
2022	10,213	$1.478716	to	$1.595199	$15,202	1.45%	to	1.80%	—%	to	—%	(30.42)%	to	(30.18)%
2021	11,162	$2.125295	to	$2.284685	$23,927	1.45%	to	1.80%	—%	to	—%	10.09%	to	10.47%
2020	12,038	$1.930563	to	$2.068105	$23,474	1.45%	to	1.80%	—%	to	—%	29.23%	to	29.69%
2019	13,131	$1.493861	to	$1.594698	$19,839	1.45%	to	1.80%	—%	to	—%	29.56%	to	30.01%
2018	14,298	$1.153064	to	$1.226608	$16,688	1.45%	to	1.80%	—%	to	—%	(14.75)%	to	(14.45)%
Allspring VT Index Asset Allocation Fund
2022	1,901,523	$3.012446	to	$26.355167	$5,021,335	1.15%	to	2.45%	0.62%	to	0.63%	(19.03)%	to	(17.97)%
2021	2,051,256	$3.672509	to	$32.550723	$6,661,056	1.15%	to	2.45%	0.56%	to	0.59%	13.19%	to	14.67%
2020	2,195,989	$3.202665	to	$28.411971	$6,256,387	1.15%	to	2.55%	0.07%	to	0.50%	13.65%	to	15.26%
2019	2,301,245	$2.778741	to	$24.998573	$5,784,495	1.15%	to	2.55%	—%	to	—%	17.13%	to	18.78%
2018	2,503,648	$2.339348	to	$21.342064	$5,258,076	1.15%	to	2.55%	0.97%	to	1.01%	(5.35)%	to	(4.01)%
Allspring VT International Equity Fund
2022	642,277	$12.467596	to	$14.671687	$1,655,892	1.15%	to	2.45%	3.50%	to	3.63%	(14.02)%	to	(12.89)%
2021	735,482	$14.500080	to	$16.843032	$2,094,883	1.15%	to	2.45%	1.02%	to	1.04%	4.28%	to	5.65%
2020	827,423	$13.904619	to	$15.942763	$2,339,051	1.15%	to	2.45%	2.57%	to	2.72%	2.39%	to	3.73%
2019	890,660	$13.579978	to	$15.369429	$2,459,227	1.15%	to	2.45%	3.73%	to	3.86%	12.69%	to	14.17%
2018	979,874	$12.050218	to	$13.462107	$2,318,148	1.15%	to	2.45%	—%	to	—%	(19.28)%	to	(18.22)%
Allspring VT Small Cap Growth Fund
2022	157,460	$4.291503	to	$27.479245	$867,769	1.15%	to	2.45%	—%	to	—%	(35.89)%	to	(35.17)%
2021	168,537	$6.619924	to	$43.357912	$1,626,643	1.15%	to	2.35%	—%	to	—%	5.43%	to	6.41%
2020	226,295	$6.221110	to	$41.126177	$1,980,455	1.15%	to	2.35%	—%	to	—%	54.43%	to	55.98%
2019	276,951	$3.988378	to	$26.631492	$1,479,610	1.15%	to	2.35%	—%	to	—%	22.40%	to	23.40%
2018	333,779	$3.231967	to	$33.054960	$1,470,449	1.15%	to	2.45%	—%	to	—%	(1.14)%	to	0.15%
Allspring VT Discovery Fund
2022	12,434	$33.145638	to	$39.170639	$432,793	1.25%	to	2.20%	—%	to	—%	(39.20)%	to	(38.62)%
2021	12,833	$54.519426	to	$64.885614	$731,230	1.15%	to	2.20%	—%	to	—%	(7.11)%	to	(6.13)%
2020	13,308	$58.690178	to	$69.120111	$818,139	1.15%	to	2.20%	—%	to	—%	59.12%	to	60.79%
2019	12,728	$36.885164	to	$42.364838	$489,327	1.25%	to	2.20%	—%	to	—%	36.00%	to	37.30%
2018	14,230	$27.121405	to	$30.856554	$402,043	1.25%	to	2.20%	—%	to	—%	(9.09)%	to	(8.22)%
Allspring VT Opportunity Fund
2022	25,143	$26.126726	to	$35.271536	$738,213	1.15%	to	2.45%	—%	to	—%	(22.53)%	to	(21.71)%
2021	33,028	$34.076665	to	$45.054370	$1,230,435	1.15%	to	2.35%	0.04%	to	0.25%	22.16%	to	23.35%
2020	36,909	$27.894530	to	$36.525094	$1,121,352	1.15%	to	2.35%	—%	to	0.73%	18.51%	to	19.62%
2019	41,996	$23.538047	to	$30.533706	$1,074,086	1.15%	to	2.35%	—%	to	—%	28.75%	to	29.96%
2018	46,879	$18.281548	to	$23.493970	$930,315	1.15%	to	2.35%	0.19%	to	0.44%	(9.09)%	to	(8.21)%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.

# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP City Place I, 33rd Floor 185 Asylum Street Hartford, CT 06103-3402 USA Tel: +1 860 725 3000 Fax: +1 860 725 3500 www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Talcott Resolution Life and Annuity Insurance Company

Opinions
We have audited the statutory-basis financial statements of Talcott Resolution Life and Annuity Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Connecticut Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 20, 2023

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Admitted assets	As of December 31,
	2022	2021

Bonds	$4,138,348,506	$4,637,506,005
Common and preferred stocks	41,343,111	45,203,078
Mortgage loans on real estate	994,929,174	809,966,089
Contract loans	88,064,702	91,332,445
Cash, cash equivalents and short-term investments	308,374,219	223,475,184
Derivatives	324,672,074	230,104,884
Other invested assets	741,703,744	623,472,598
Total cash and invested assets	6,637,435,530	6,661,060,283

Investment income due and accrued	50,857,847	50,898,403
Amounts recoverable for reinsurance	61,453,139	57,983,762
Federal income tax recoverable	6,228,345	21,736,496
Net deferred tax asset	50,724,082	54,062,000
Other assets	43,578,817	40,357,915
Separate Account assets	22,177,651,722	29,464,947,964
Total admitted assets	$29,027,929,482	$36,351,046,823

Liabilities
Aggregate reserves for future benefits	$4,665,137,323	$4,830,420,101
Liability for deposit-type contracts	169,982,853	183,768,067
Policy and contract claim liabilities	18,096,785	23,430,216
Asset valuation reserve	150,405,868	142,453,157
Interest maintenance reserve	44,552,487	33,239,300
Payables to parent, subsidiaries and affiliates	—	21,274,697
Accrued expense allowances and amounts due from Separate Accounts	(29,215,545)	(35,177,320)
Derivatives	82,797,458	39,551,990
Collateral on derivatives	67,775,933	25,301,279
Payable for repurchase agreements	117,625,113	183,544,160
Payable for securities	328,457,512	382,568,267
Other liabilities	286,032,802	283,280,747
Separate Account liabilities	22,177,651,722	29,464,947,964
Total liabilities	$28,079,300,311	$35,578,602,625

Capital and surplus
Common stock - par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	2,500,000	2,500,000
Aggregate write-ins for other than special surplus funds	152,270,975	175,960,103
Gross paid-in and contributed surplus	85,431,561	85,431,561
Unassigned surplus	708,426,635	508,552,534
Total capital and surplus	948,629,171	772,444,198

Total liabilities and capital and surplus	$29,027,929,482	$36,351,046,823

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
(STATUTORY-BASIS)

Revenues	For the years ended December 31,
	2022	2021	2020

Premiums and annuity considerations	$53,657,635	$(13,324,595,621)	$135,503,495
Net investment income	264,978,097	408,082,476	284,999,031
Commissions and expense allowances on reinsurance ceded	122,225,247	39,512,222	40,176,892
Reserve adjustments on reinsurance ceded	(1,774,178,634)	12,877,758,325	(455,831,436)
Fee income	532,738,067	608,547,614	566,055,501
Other revenues	3,512,061	9,315,635	9,802,097
Total revenues	(797,067,527)	618,620,651	580,705,580

Benefits and expenses
Death and annuity benefits	225,544,078	327,677,837	309,993,312
Disability and other benefits	1,496,188	1,606,730	1,822,063
Surrenders and other fund withdrawals	1,117,014,637	2,758,605,951	2,554,992,951
Commissions and expense allowances	118,867,688	147,142,508	134,027,588
Decrease in aggregate reserves for life and accident and health policies	(135,623,991)	(34,516,791)	(107,901,611)
General insurance expenses	83,024,619	102,920,029	72,340,299
Net transfers from Separate Accounts	(2,126,951,518)	(2,813,979,291)	(2,605,128,491)
Modified coinsurance adjustment on reinsurance assumed	(106,703,339)	(142,346,945)	(129,063,015)
IMR adjustment on reinsurance ceded	(20,735,675)	(104,364,668)	—
Other expenses	9,082,975	9,698,947	12,194,085
Total benefits and expenses	(834,984,338)	252,444,307	243,277,181

Net gain from operations before federal income tax benefit	37,916,811	366,176,344	337,428,399
Federal income tax benefit	(24,113,001)	(27,766,917)	(65,215,649)
Net gain from operations	62,029,812	393,943,261	402,644,048

Net realized capital losses, after tax	(64,448,103)	(259,332,205)	(355,549,269)
Net income	$(2,418,291)	$134,611,056	$47,094,779

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
(STATUTORY-BASIS)

Common stock - Par value $1,250 per share, 3,000 shares authorized, 2,000 shares issued and outstanding	For the years ended December 31,
	2022	2021	2020

Balance, beginning and end of year	$2,500,000	$2,500,000	$2,500,000

Gross paid-in and contributed surplus
Balance, beginning and end of year	85,431,561	85,431,561	85,431,561

Aggregate write-ins for other than special surplus funds
Balance, beginning of year	175,960,103	199,649,231	223,338,361
Amortization, decreases of gain on inforce reinsurance	(23,689,128)	(23,689,128)	(23,689,130)
Balance, end of year	152,270,975	175,960,103	199,649,231

Unassigned funds
Balance, beginning of year	508,552,534	334,109,048	668,014,412

Net income	(2,418,291)	134,611,056	47,094,779
Change in net unrealized capital gains (losses) on investments, net of tax	178,330,164	63,027,827	63,801,748
Change in net unrealized foreign exchange capital gains (losses)	(66,229)	74,876	943,174
Change in net deferred income tax	(29,476,801)	(8,023,900)	(69,213,609)
Change in reserve on account of change in valuation basis decrease	29,658,787	—	—
Change in asset valuation reserve	(7,952,711)	(7,759,456)	(6,185,849)
Change in nonadmitted assets	31,799,182	(7,486,917)	29,654,393
Dividends to stockholder	—	—	(400,000,000)
Balance, end of year	708,426,635	508,552,534	334,109,048

Capital and surplus
Balance, end of year	$772,444,198	$772,444,198	$621,689,840

See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CASH FLOWS
(STATUTORY-BASIS)

Operating activities	For the years ended December 31,
	2022	2021	2020

Premiums and annuity considerations	$69,239,339	$146,190,683	$136,031,492
Net investment income	277,363,687	431,210,702	372,021,855
Reserve adjustments on reinsurance	(1,774,178,634)	(477,668,735)	(455,831,436)
Miscellaneous income	624,065,016	624,769,152	583,105,110
Total income	(803,510,592)	724,501,802	635,327,021

Benefits paid	1,355,290,002	3,100,030,507	2,867,926,352
Federal income tax recovered (paid)	(32,346,128)	(66,707,900)	(15,155,445)
Net transfers from Separate Accounts	(2,132,913,293)	(2,819,180,559)	(2,614,652,271)
Other expenses	147,741,656	190,060,371	151,838,371
Total benefits and expenses	(662,227,763)	404,202,419	389,957,007
Net cash (used for) provided by operating activities	(141,282,829)	320,299,383	245,370,014

Investing activities
Proceeds from investments sold, matured or repaid
Bonds	1,487,473,862	1,397,586,532	976,426,133
Common and preferred stocks	1,027,964	7,838,285	10,133,339
Mortgage loans	94,776,584	144,650,434	131,129,986
Derivatives and other	101,806,791	494,141,313	70,017,579
Total investment proceeds	1,685,085,201	2,044,216,564	1,187,707,037

Cost of investments acquired
Bonds	955,896,139	1,438,251,127	984,005,477
Common and preferred stocks	2,485,870	30,216,379	11,980,227
Mortgage loans	279,402,635	187,868,518	54,734,810
Derivatives and other	205,246,216	782,188,617	123,412,680
Total investments acquired	1,443,030,860	2,438,524,641	1,174,133,194
Net decrease in contract loans	(3,267,743)	(3,709,863)	(4,883,195)
Net cash provided by investing activities	245,322,084	(390,598,214)	18,457,038

Financing and miscellaneous activities
Return of paid-in surplus	—	—	—
Dividends to stockholder	—	—	(400,000,000)
Other cash (used) provided	(19,140,219)	3,923,187	16,403,380
Net cash (used for) provided by financing and miscellaneous activities	(19,140,219)	3,923,187	(383,596,620)

Net increase (decrease) in cash, cash equivalents and short-term investments	84,899,036	(66,375,644)	(119,769,568)
Cash, cash equivalents and short-term investments, beginning of year	223,475,184	289,850,828	409,620,396
Cash, cash equivalents and short-term investments, end of year	$308,374,220	$223,475,184	$289,850,828

Note: Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash proceeds from invested asset exchanges - bonds, mortgage loans, and other invested assets	(65,993,960)	(47,978,871)	(8,481,263)
Non-cash acquisitions from invested asset exchanges - bonds, mortgage loans and other invested assets	(65,993,960)	(47,978,871)	(8,481,263)
Non-cash reserve adjustments on reinsurance ceded	—	(13,355,427,060)	—
Non-cash ceded premiums for reinsurance	20,735,675	13,467,654,534	—
Non-cash transfer of funds witheld for unauthorized reinsurance	(13,148,500)	(102,388,675)	—
Non-cash transfer of IMR liability for reinsurance	20,735,675	(104,364,668)	—
Non-cash IMR adjustment on reinsurance ceded	(20,735,675)	104,364,668	—
Non-cash transfer of other balances for reinsurance	—	(9,838,799)	—
Non-cash transfer of reserves for assumption reinsurance	(7,587,175)	—	—
See notes to financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

1. Organization and Description of Business

Talcott Resolution Life and Annuity Insurance Company (“TLA” or the “Company”) is a wholly-owned subsidiary of Talcott Resolution Life Insurance Company ("TL"), which is a direct subsidiary of TR Re, Ltd. As a result of a December 2021 restructuring, the Company has a new indirect parent company, TR Re, Ltd., a Class E insurer domiciled in Bermuda.

On June 30, 2021, the Company's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of Talcott Resolution Life Inc. ("TLI") and its life and annuity operating subsidiaries, including the Company, (the "Sixth Street Acquisition") through the merger of an affiliate of Sixth Street a global investment firm, with and into Talcott Holdings, LP (TLI's indirect parent) pursuant to an Agreement and Plan of Merger (the "Agreement"). Through the Agreement, Talcott Financial Group, Ltd. obtained 100% indirect control of TLI and its life and annuity operating subsidiaries. As a result of this sale and merger, the Company has new indirect owners.

The Company maintains a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory-basis financial statements of TLA have been prepared in conformity with statutory accounting practices prescribed or permitted by State of Connecticut Insurance Department (the "Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company’s net (loss) income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

	SSAP #	F/S Page	2022	2021	2020
Net (loss) income
1. TLA state basis			$(2,418,291)	$134,611,056	$47,094,779
2. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61R	4	7,516,210	(16,926,181)	12,370,401
			7,516,210	(16,926,181)	12,370,401
3. State permitted practices that change NAIC SAP			—	—	—
4. Net SAP (1-2-3=4)	61R	4	$(9,934,501)	$151,537,237	$34,724,378
Surplus
5. TLA state basis			$948,629,171	$772,444,198	$621,689,840
6. State prescribed practices that change NAIC SAP:
Less: Reinsurance reserve credit (as described above)	61R	5	34,263,177	26,746,967	43,673,148
			34,263,177	26,746,967	43,673,148
7. State permitted practices that change NAIC SAP			—	—	—
8. NAIC SAP (5-6-7=8)	61R	5	$914,365,994	$745,697,231	$578,016,692

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital of the Company.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments ("OTTI"); valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts recorded are adequate.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences are:

1.for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

2.recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

3.development of liabilities for future benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners (“NAIC”), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits (“GMDB”) are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

4.exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

5.establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve (“AVR”)) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve (“IMR”)) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

6.the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets, net of an allowance for expected credit losses:

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

7.for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles (“SSAP”) No. 43 - Revised ("43R") (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity,” "available-for-sale" or "trading,” based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

8.for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

9.the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

10.deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

11.comprehensive income and its components are not presented in the statutory-basis financial statements;

12.for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder’s Equity.

13.embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

14.for statutory purposes securities that are in an unrealized loss position are reviewed to determine if an OTTI is present based on (a) the length of time and the extent to which fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments; if the decline is determined other than temporary, an impairment charge is recorded and the previous cost less impairment becomes the new cost basis. For GAAP, credit impairment is recognized through an allowance for credit losses as opposed to a direct write down of the security and improvements in expected cash flows are recognized immediately in income as a reduction in the allowance; the amount of time a security is in an unrealized loss position is not considered when assessing impairment.

Aggregate Reserves for Life and Accident and Health Policies and Contracts and Liability for Deposit-Type Contracts

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.00% to 6.00%. Fixed Accumulation and On-benefit annuity reserves are based principally on individual and group annuity mortality tables at various rates ranging from 1.00% to 11.00% and using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). Variable Annuity reserves are calculated based on Section 21 of the Valuation Manual Requirements for Principle-Based Reserves for Variable Annuities

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

("VM-21") and Actuarial Guidelines XLIII CARVM for Variable Annuities ("AG43"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2022 and 2021, the Company had $25,950,347 and $24,857,926, respectively, of insurance in force, subject to 100% reinsurance to The Prudential Insurance Company of America (“Prudential”), for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2022 and 2021 totaled $63,152 and $78,097 respectively, also subject to 100% reinsurance to Prudential.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2022 is presented below:

A. INDIVIDUAL ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a. With market value adjustment	$3,451,268	$—	$—	$3,451,268	0.02%
b. At book value less current surrender charge of 5% or more	2,310,949	—	—	2,310,949	0.01%
c. At fair value	—	—	17,186,368,114	17,186,368,114	76.38%
d. Total with market value adjustment or at fair value (total of 1 through 3)	5,762,217	—	17,186,368,114	17,192,130,331	76.41%
e. At book value without adjustment (minimal or no charge or adjustment)	1,463,935,128	—	—	1,463,935,128	6.50%
2. Not subject to discretionary withdrawal	3,624,241,448	—	221,558,350	3,845,799,798	17.09%
3. Total (gross: direct + assumed)	5,093,938,793	—	17,407,926,464	22,501,865,257	100.00%
4. Reinsurance ceded	1,093,798,556	—	—	1,093,798,556
5. Total (net)	$4,000,140,237	$—	$17,407,926,464	$21,408,066,701
6. Amount included in A(1)b above that will move to A(1)e in the year after the statement date:	$1,155,475	$—	$—	$1,155,475

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

B. GROUP ANNUITIES

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	511	—	—	511	0.03%
c. At fair value	—	—	1,503,297	1,503,297	84.67%
d. Total with market value adjustment or at fair value (total of 1 through 3)	511	—	1,503,297	1,503,808	84.70%
e. At book value without adjustment (minimal or no charge or adjustment)	271,589	—	—	271,589	15.30%
2. Not subject to discretionary withdrawal	—	—	—	—	0.00%
3. Total (gross: direct + assumed)	272,100	—	1,503,297	1,775,397	100.00%
4. Reinsurance ceded	—	—	—	—
5. Total (net)	$272,100	$—	$1,503,297	$1,775,397
6. Amount included in B(1)b above that will move to B(1)e in the year after the statement date:	$256	$—	$—	$256

C. DEPOSIT-TYPE CONTRACTS

		Separate	Separate
	General	Accounts with	Accounts		% of
	Account	Guarantees	Nonguaranteed	Total	Total
1. Subject to discretionary withdrawal
a.. With market value adjustment	$—	$—	$—	$—	0.00%
b.. At book value less current surrender charge of 5% or more	—	—	—	—	0.00%
c. At fair value	—	—	—	—	0.00%
d. Total with market value adjustment or at fair value (total of 1 through 3)	—	—	—	—	0.00%
e. At book value without adjustment (minimal or no charge or adjustment)	14,939,365	—	—	14,939,365	1.84%
2. Not subject to discretionary withdrawal	797,964,834	—	—	797,964,834	98.16%
3. Total (gross: direct + assumed)	812,904,199	—	—	812,904,199	100.00%
4. Reinsurance ceded	642,921,346	—	—	642,921,346
5. Total (net)	$169,982,853	$—	$—	$169,982,853
6. Amount included in C(1)b above that will move to C(1)e in the year after the statement date:	$—	$—	$—	$—

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
F. Life and Accident & Health Annual Statement:
1. Exhibit 5, Annuities Section, Total (net)	$3,996,818,032
2. Exhibit 5, Supplementary Contract Section, Total (net)	3,594,305
3. Exhibit 7, Deposit-Type Contracts Section, Total (net)	169,982,853
4. Subtotal	4,170,395,190
Separate Account Annual Statement:	—
5. Exhibit 3, Annuities Section, Total (net)	17,409,429,761
6. Exhibit 3, Supplemental Contract Section, Total (net)	—
7. Policyholder dividend and coupon accumulations	—
8. Policyholder premiums	—
9. Guaranteed interest contracts	—
10. Exhibit 4, Deposit-Type Contracts Section, Total (net)	—
11. Subtotal	17,409,429,761
12. Combined total	$21,579,824,951

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

An analysis of life actuarial reserves by withdrawal characteristics for General and Separate Account liabilities as of December 31, 2022 is presented below:

A.    General Account

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$91,727,059	$91,924,827	$103,238,833
b. Universal Life	853,352,898	846,082,557	900,744,529
c. Universal Life with Secondary Guarantees	3,755,901,696	3,260,269,246	10,739,380,562
d. Indexed Universal Life	424,197,218	401,801,012	481,912,634
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	2,880,968	3,487,787
h. Variable Life	—	—	—
i. Variable Universal Life	502,417,823	500,702,517	621,223,617
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	1,024,800,254
b. Accidental Death Benefits	XXX	XXX	63,650
c. Disability - Active Lives	XXX	XXX	700,379
d. Disability - Disabled Lives	XXX	XXX	26,658,395
e. Miscellaneous Reserves	XXX	XXX	982,967,713
3. Total (gross: direct + assumed)	5,627,596,694	5,103,661,127	14,885,178,353
4. Reinsurance Ceded	5,054,140,210	4,527,580,251	14,266,882,631
5. Total (net) (3) - (4)	$573,456,484	$576,080,876	$618,295,722

B.    Separate Account with Guarantees

Not applicable.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

C.    Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
1. Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$—	$—	$—
b. Universal Life	—	—	—
c. Universal Life with Secondary Guarantees	—	—	—
d. Indexed Universal Life	—	—	—
e. Indexed Universal Life with Secondary Guarantees	—	—	—
f. Indexed Life	—	—	—
g. Other Permanent Cash Value Life Insurance	—	—	—
h. Variable Life	—	—	—
i. Variable Universal Life	4,721,082,832	4,721,082,832	4,721,082,832
j. Miscellaneous Reserves	—	—	—
2. Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	XXX	XXX	—
b. Accidental Death Benefits	XXX	XXX	—
c. Disability - Active Lives	XXX	XXX	—
d. Disability - Disabled Lives	XXX	XXX	—
e. Miscellaneous Reserves	XXX	XXX	—
3. Total (gross: direct + assumed)	4,721,082,832	4,721,082,832	4,721,082,832
4. Reinsurance Ceded	—	—	—
5. Total (net) (3) - (4)	$4,721,082,832	$4,721,082,832	$4,721,082,832

Reconciliation of total life actuarial reserves and deposit fund liabilities:
D. Life and Accident & Health Annual Statement:
1. Exhibit 5, Life Insurance Section, Total (net)	$609,307,669
2. Exhibit 5, Accidental Death Benefits Section, Total (net)	63,650
3. Exhibit 5, Disability - Active Lives Section, Total (net)	499,386
4. Exhibit 5, Disability - Disabled Lives Section, Total (net)	3,997,816
5. Exhibit 5, Miscellaneous Reserves Section, Total (net)	4,427,201
6. Subtotal	618,295,722
Separate Account Annual Statement:
7. Exhibit 3, Line 0199999, Column 2	4,721,082,832
8. Exhibit 3, Line 0499999, Column 2	—
9. Exhibit 3, Line 0599999, Column 2	—
10. Subtotal (Lines (7) through (9))	4,721,082,832
11. Combined Total ((6) and (10))	$5,339,378,554

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Investments

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Money market mutual funds, which are included in cash equivalents, are reported at fair value. Unaffiliated common stocks are carried at fair value. Investments in stocks of subsidiaries, controlled and affiliated (“SCA”) companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Highest-quality or high-quality redeemable unaffiliated preferred stocks (NAIC designations 1 to 3), which have characteristics of debt securities, are valued at cost or amortized cost. All other unaffiliated redeemable preferred stocks (NAIC designation 4 to 6) are reported at the lower of cost, amortized cost, or fair value. Unaffiliated perpetual preferred stocks are valued at fair value, not to exceed any currently effective call price. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43R. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43R to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2022 and 2021.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the cost or amortized cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment declines in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets in accordance with SSAP No. 7 (Asset Valuation Reserve and Interest Maintenance Reserve). The AVR balances were $150,405,868 and $142,453,157 as of December 31, 2022 and 2021, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, redeemable preferred stock or mortgage loan sold or adjusts the IMR when an insurer reinsures a block of its in-force liabilities. The IMR balances as of December 31, 2022 and 2021 were $44,552,487 and $33,239,300, respectively. The net capital gains captured in the IMR, net of taxes, in 2022, 2021 and 2020 were $35,423,578, $44,948,213 and $23,547,563, respectively. The amount of income amortized from the IMR, net of taxes, included in the Company’s Statements of Operations in 2022, 2021 and 2020 was $3,374,714, $8,778,483 and $8,839,112, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations. The Company released from the reserve $20,735,676 and $104,364,666 as of December 31, 2022 and 2021, respectively, as a result of reinsurance, see Note 6.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company’s accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an OTTI charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The previous cost basis less the impairment becomes the new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43R is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and (c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the impaired securities for further OTTI on an ongoing basis.

For securities that are not subject to SSAP No. 43R, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43R requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment. The Company’s best estimate of expected future cash flows discounted at the security’s effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43R until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTI on corporate and asset-backed bonds were $232,434, $100,788, and $4,753,109 for the years ended December 31, 2022, 2021 and 2020, respectively. Net realized capital losses resulting from write-downs for OTTI on equities were immaterial for the years ended December 31, 2022, 2021, and 2020. See additional information on OTTI in Section J of Note 3.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company’s share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2022, 2021 and 2020, the Company had $0 impaired mortgage loans on real estate with related allowances for credit losses, respectively.

For derivative instruments accounted for in accordance with SSAP No. 86, Derivatives ("SSAP No. 86"), on the date the derivative contract is entered into, the Company designates the derivative as hedging, replication, or held for other investment and/or risk management activities. The Company’s derivative transactions are permitted uses of derivatives under the derivative use plans required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the hedged item. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination, any remaining derivative liability, along with any disposition payments are recorded as a derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities are reported at fair value in accordance with SSAP No. 86 and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as components of derivative net investment income.

Adoption of Accounting Standards

Accounting Changes

In 2022, the Company changed the statutory reserve basis for lifetime withdrawal benefits for variable annuities where the underlying account value is $0 to the Commissioners Annuity Reserve Valuation Method using the principle-based approach per Section 21 of the Valuation Manual. In 2021, the Commissioners Annuity Reserve Valuation Method using statutory valuation interest rates and mortality tables was used. As of January 1, 2022, the impact of this change is to decrease statutory reserves by approximately $30 million.

Recently Issued Accounting Standards

In 2022, the Inflation Reduction Act (the “Act”) was enacted on August 16, 2022, and included a new corporate alternative minimum tax (“CAMT”). The CAMT is 15% of a corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credit. The CAMT will only apply to applicable corporations (determined on an affiliated group basis) with average adjusted U.S. GAAP financial statement income in excess of $1 billion for the three prior tax years. This threshold is reduced to $100 million in the case of certain foreign-parented corporations. When a corporation becomes subject to the CAMT, it remains an applicable corporation for purposes of the CAMT, even if its average adjusted financial statement income is less than $1 billion, unless an exception applies. The Act and CAMT are effective for the tax years on or after 2023. The Company and its affiliated group have determined that it does not expect to be liable for CAMT in 2023.

In 2022, the NAIC clarified the identification and reporting requirements of affiliate transactions within SSAP No. 25 - Affiliated and Other Related Parties and SSAP No. 43 - Revised Loan-Backed and Structured Securities and incorporated new reporting codes for affiliate transactions in the investment schedules of the annual statement blank. The new reporting requirements are intended to identify investments acquired through, or in, related parties, regardless of whether they meet the definition of an affiliate. The Company adopted this guidance in 2022, however, it is not material to the Company.

In 2021, the NAIC expanded the scope of SSAP No. 32 – Revised Preferred Stock to include publicly traded preferred stock warrants and will be accounted for as perpetual preferred stock at fair value. Previously, publicly traded preferred stock warrants were accounted for under SSAP No. 86 at fair value. The Company adopted this guidance in 2021, however, it is not material to the Company.

In 2021, the NAIC modified SSAP No. 43 – Revised Loan-Backed and Structured Securities to ensure consistency for the reporting of non-rated residual tranches. The revised guidance requires the non-rated residual tranches to be reported on Schedule BA at lower of cost or fair value, as opposed to Schedule D-1 at amortized cost, by assigning an NAIC 5GI designation. This guidance is effective December 31, 2022, with early adoption permitted, however, if an entity does not early adopt these provisions in 2021 any non-rated residual tranches reported under Schedule D-1 should be reported with an NAIC 6 designation. The Company adopted this guidance in 2021, however, it is not material to the Company.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

3. Investments

A. Components of Net Investment Income

	For the years ended December 31,
	2022	2021	2020
Interest income from bonds and short-term investments	$197,643,122	$204,348,305	$202,263,088
Dividends from common and preferred stocks	1,368,815	1,072,120	—
Interest income from contract loans	15,218	18,830	21,301
Interest income from mortgage loans on real estate	36,239,548	32,482,103	35,916,257
Interest and dividends from other investments	38,399,308	179,577,541	55,558,698
Gross investment income	273,666,011	417,498,899	293,759,344
Less: Investment expenses	8,687,914	9,416,423	8,760,313
Net investment income	$264,978,097	$408,082,476	$284,999,031

B. Components of Net Unrealized Capital (Losses) Gains on Bonds and Short-Term Investments

	As of December 31,
	2022	2021	2020
Gross unrealized capital gains	$34,340,702	$639,251,334	$887,075,048
Gross unrealized capital losses	(445,990,597)	(20,594,504)	(16,012,457)
Net unrealized capital (losses) gains	(411,649,895)	618,656,830	871,062,591
Balance, beginning of year	618,656,830	871,062,591	587,256,915
Change in net unrealized capital (losses) gains on bonds
and short-term investments	$(1,030,306,725)	$(252,405,761)	$283,805,676

C. Components of Net Unrealized Capital (Losses)/Gains on Common and Preferred Stocks

	As of December 31,
	2022	2021	2020
Gross unrealized capital gains	$719,442	$2,389,192	$1,596,079
Gross unrealized capital losses	(5,185,629)	(859,129)	(722,344)
Net unrealized capital (losses) gains	(4,466,187)	1,530,063	873,735
Balance, beginning of year	1,530,063	873,735	(466,879)
Change in net unrealized capital (losses) gains on
common and preferred stocks	$(5,996,250)	$656,328	$1,340,614

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

D. Components of Net Realized Capital Losses

	For the years ended December 31,
	2022	2021	2020
Bonds and short-term investments	$46,770,390	$57,132,912	$27,189,610
Common stocks - unaffiliated	761,126	(432,016)	416,065
Mortgage loans on real estate	(703)	72,556	(267,727)
Derivatives	(68,649,340)	(253,796,348)	(336,036,158)
Other invested assets	(630,974)	(3,625,325)	(15,076,014)
Net realized capital losses	(21,749,501)	(200,648,221)	(323,774,224)
Capital loss tax expense	7,275,024	13,735,771	8,227,481
Net realized capital losses, after tax	(29,024,525)	(214,383,992)	(332,001,705)
Less: Amounts transferred to IMR	35,423,578	44,948,213	23,547,563
Net realized capital losses, after tax	$(64,448,103)	$(259,332,205)	$(355,549,268)

The following table summarizes sales activity of unaffiliated bond, short-term investments and equity securities before tax and transfers to the IMR (without maturities and calls):

	For the years ended December 31,
	2022	2021	2020
Bonds and short-term investments
Sale proceeds	$3,596,298,320	$3,003,178,211	$3,816,539,619
Gross realized capital gains on sales	79,525,009	61,482,074	39,643,954
Gross realized capital losses on sales	(32,321,058)	(3,902,409)	(9,885,348)
Unaffiliated common and preferred stock
Sale proceeds	1,027,964	7,838,285	7,898,339
Gross realized capital gains on sales	—	18,805	123,844
Gross realized capital losses on sales	—	(1,068,769)	(111,635)

Additionally, for the years ended December 31, 2022, 2021 and 2020, there was $2,819,889, $15,589,499 and $1,310,006 of investment income generated on 24, 36 and 17 securities, respectively, as a result of prepayment penalties and acceleration fees on disposed securities with callable features.

E. Investments - Derivative Instruments

Overview

The Company utilizes a variety of Over-the counter ("OTC") derivatives, including OTC-cleared transactions, and exchange-traded derivative instruments as part of its overall risk management strategy. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, credit spread and issuer default, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company’s derivative transactions are used in strategies permitted under the derivative use plans required by the Department.

Interest rate swaps, equity, and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using agreed upon rates and exchanged principal amounts.

The Company clears interest rate swap and certain credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid collateral, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash collateral as variation margin based on daily market value movements. In addition, OTC-cleared transactions include price alignment interest either received or paid on the variation margin, which is reflected in net investment income.

Strategies

The notional value, fair value, and carrying value of derivative instruments used during the years 2022 and 2021 are disclosed in the table presented below. During the years 2022 and 2021, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. For the years ended December 31, 2022 and 2021, the average fair values for derivatives held for other investment and/or risk management activities were $175,742,877 and $1,699,788, respectively. The Company did not have any unrealized gains or losses during 2022 and 2021 representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

(Amounts in thousands)	As of December 31, 2022			As of December 31, 2021
Derivative type by strategy	Notional Value	Fair Value	Carrying Value	Notional Value	Fair Value	Carrying Value
Cash flow hedges
Interest rate swaps	$125,000	$(17,075)	$—	$50,000	$(140)	$—
Foreign currency swaps	24,232	2,418	1,134	24,232	456	(743)
Replication transactions
Interest rate swaps	200,000	(37,477)	—	200,000	9,911	—
Credit default swaps	250,000	1,992	272	100,000	2,429	2,000
Other investment and/or Risk Management activities
Interest rate swaps - offsetting	132,000	(140)	(140)	132,000	(259)	(259)
Macro hedge program	9,914,924	240,609	240,609	16,073,010	189,555	189,555
Total	$10,646,156	$190,327	$241,875	$16,579,242	$201,952	$190,553

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Cash Flow Hedges

Interest rate swaps and index swaps: Interest rate swaps and index swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments and liabilities to fixed rates or other floating rates. There were no gains and losses classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps: Foreign currency swaps are used to convert foreign currency denominated cash flows associated with certain foreign denominated fixed maturity investments and liabilities to U.S. dollars. The foreign fixed maturities and liabilities are hedged to minimize cash flow fluctuations due to changes in currency rates.

Replication Transactions

Interest rate swaps: The Company periodically enters into interest rate swaps as part of replication transactions.

Credit default swaps: The Company periodically enters into credit default swaps that assume credit risk as part of replication transactions. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company's investment policies.
Other Investment and/or Risk Management Activities

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

(Amounts in thousands)	Realized Gains (Losses)
By strategy	For the year ended December 31, 2022	For the year ended December 31, 2021	For the year ended December 31, 2020
Credit default swaps	$—	$—	$6,364
GMWB hedging derivatives	—	—	56,925
Equity index swaps, options, and futures	—	—	(3)
Interest rate swaps and swaptions	—	(17)	—
Macro hedge program	(66,849)	(254,324)	(396,152)
Total	$(66,849)	$(254,341)	$(332,866)

Credit default swaps: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

Guaranteed Minimum Withdrawal Benefits (“GMWB”) hedging derivatives: The Company utilizes GMWB hedging derivatives as part of an actively managed program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders due to changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rates swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. During 2020, the Company closed the dynamic hedging program as the targeted risk exposure was no longer significant. Any risks covered previously under the dynamic hedging program are now covered by the macro hedge program.

Equity index swaps, options, and futures: The Company enters into equity index swaps and futures to hedge equity risk of equity common stock investments. The Company also enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

Interest rate swaps and swaptions: The Company enters into interest rate swaps and swaptions to manage duration between assets and liabilities. In addition, the Company may enter into interest rate swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

Macro hedge program: The Company utilizes equity options, swaps, futures, and foreign currency options to hedge against a decline in the equity markets and the resulting statutory surplus and capital impact primarily arising from GMDB and GMWB

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

obligations. Included are equity options with financing premiums for which the premium is paid at the end of the derivative contract.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that would be permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and commercial mortgage-backed securities ("CMBS") issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value, and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31, 2022 and 2021, respectively:

December 31, 2022
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Basket credit default swaps [4]
Investment grade risk exposure	$250,000	$1,992	$272	5 years	Corporate Credit	BBB+	—	—	—
Total	$250,000	$1,992	$272				$—	$—	$—

December 31, 2021
(Amounts in thousands)					Underlying Referenced Credit Obligation(s)
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Carrying Value	Weighted Average Years to Maturity	Type	Average Credit Rating [1]	Offsetting Notional Amount [3]	Offsetting Fair Value [3]	Offsetting Carrying Value [3]

Basket credit default swaps [4]
Investment grade risk exposure	$100,000	$2,429	$2,000	5 years	Corporate Credit	BBB+	—	—	—
Total	$100,000	$2,429	$2,000				$—	$—	$—

[1]    The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody’s, S&P, Fitch, and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.
[2]    Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules, and applicable law which include collateral posting requirements. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.
[3]    The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid, related to the original swap.
[4]    Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Credit Risk

The Company’s derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared transactions reduce risk due to their ability to require daily variation margin, monitor the Company's ability to request additional collateral in the event of a counterparty downgrade, and act as an independent valuation source.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $5 million. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also generally requires that OTC derivative contracts be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty.

For the years ended December 31, 2022, 2021, and 2020, the Company had no losses on derivative instruments due to counterparty nonperformance.

F. Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2022, the Company had a significant concentration of credit risk, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company’s capital and surplus in one residental mortgage loan trust. The carrying value, gross unrealized gain, and estimated fair value of this investment were $99,199,445, $1,020,555, and $100,220,000, respectively, as of December 31, 2022. Further, the Company closely monitors this concentration of credit risk and the potential impact on capital and surplus should the issuer fail to perform according to the contractual terms of the investment. As of December 31, 2021, the Company was not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, greater than 10% of the Company's capital and surplus.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

G. Bonds, Cash Equivalents, Short-Term Investments, Common Stocks and Preferred Stocks

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2022	Value	Gains	Losses	Value
U.S. government and government agencies and authorities
Guaranteed and sponsored - excluding asset-backed	$498,927,624	$—	$(136,467,050)	$362,460,574
Guaranteed and sponsored - asset-backed	89,141,017	814,903	(6,110,435)	83,845,485
States, municipalities and political subdivisions	195,228,269	1,820,768	(17,065,179)	179,983,858
International governments	81,178,121	101,999	(4,703,803)	76,576,317
All other corporate - excluding asset-backed	2,235,394,468	30,598,214	(184,304,616)	2,081,688,066
All other corporate - asset-backed	968,922,014	983,769	(90,447,886)	879,457,897
Hybrid securities	69,556,994	—	(6,872,593)	62,684,401
Cash equivalents and short-term investments	299,200,866	21,050	(19,036)	299,202,880
Total bonds, cash equivalents and short-term investments	$4,437,549,373	$34,340,703	$(445,990,598)	$4,025,899,478

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2022	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$9,497,997	$361,778	$(722,344)	$9,137,431
Common stocks - affiliated	7,300,225	357,664	—	7,657,889
Total common stocks	$16,798,222	$719,442	$(722,344)	$16,795,320

		Gross	Gross	Estimated
Preferred Stocks		Unrealized	Unrealized	Fair
As of December 31, 2022	Cost	Gains	Losses	Value
Preferred stocks - unaffiliated	$29,089,285	$—	$(4,463,285)	$24,626,000
Total preferred stocks	$29,089,285	$—	$(4,463,285)	$24,626,000

		Gross	Gross	Estimated
Bonds, Cash Equivalents and Short-Term Investments	Statement	Unrealized	Unrealized	Fair
As of December 31, 2021	Value	Gains	Losses	Value
U.S. government and government agencies and authorities:
Guaranteed and sponsored - excluding asset-backed	$495,438,678	$77,440,640	$(11,703,252)	$561,176,066
Guaranteed and sponsored - asset-backed	113,617,781	5,858,542	(634,235)	118,842,088
States, municipalities and political subdivisions	238,745,823	53,842,362	(15,622)	292,572,563
International governments	75,504,339	7,013,972	(50,364)	82,467,947
All other corporate - excluding asset-backed	2,565,562,237	469,205,656	(2,540,841)	3,032,227,052
All other corporate - asset-backed	1,078,432,402	21,764,000	(4,738,990)	1,095,457,412
Hybrid securities	70,204,745	4,117,918	(885,561)	73,437,102
Cash equivalents and short-term investments	211,685,252	8,245	(25,640)	211,667,857
Total bonds and short-term investments	$4,849,191,257	$639,251,335	$(20,594,505)	$5,467,848,087

		Gross	Gross	Estimated
Common Stocks		Unrealized	Unrealized	Fair
As of December 31, 2021	Cost	Gains	Losses	Value
Common stocks - unaffiliated	$7,283,504	$1,754,965	$(722,344)	$8,316,125
Common stocks - affiliated	7,300,225	278,041	—	7,578,266
Total common stocks	$14,583,729	$2,033,006	$(722,344)	$15,894,391

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

		Gross	Gross	Estimated
Preferred Stocks	Statement	Unrealized	Unrealized	Fair
As of December 31, 2021	Value	Gains	Losses	Value
Preferred stocks - unaffiliated	$29,089,285	$356,188	$(136,785)	$29,308,688
Total preferred stocks	$29,089,285	$356,188	$(136,785)	$29,308,688

The statement value and estimated fair value of bonds, cash equivalents and short-term investments at December 31, 2022 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities (“ABS”), including mortgage-backed securities and collateralized mortgage obligations are distributed to maturity year based on the Company’s estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

	Statement	Estimated
Maturity	Value	Fair Value
Due in one year or less	$377,721,846	$377,280,812
Due after one year through five years	696,409,286	671,407,866
Due after five years through ten years	674,681,672	641,575,775
Due after ten years	2,688,736,569	2,335,635,025
Total	$4,437,549,373	$4,025,899,478

At December 31, 2022 and 2021, securities with a statement value of $4,326,584 and $4,243,452 respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

H. Mortgage Loans on Real Estate

The Company had a maximum and minimum lending rate of 8.82% and 2.59% for loans during 2022 and had a maximum and minimum lending rate of 4.25% and 2.27% for loans during 2021. During 2022 and 2021, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2022 and 2021, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 71.54% and 71.54%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2022 and 2021, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2022 and 2021, there were immaterial amounts of impaired loans and immaterial related allowances for credit losses, and the interest income recognized during the period the loans were impaired was also immaterial.

I. Restructured Debt in which the Company is a Creditor

The Company had no recorded investments in restructured debt, as of December 31, 2022 and 2021, respectively.

J.    Joint Ventures, Partnerships and Limited Liability Companies

The Company has no investments in joint ventures, partnerships or limited liability companies that exceed 10% of admitted assets. The Company recognized OTTI of $1,130,581, $3,453,536, and $15,018,180 for the years ended December 31, 2022, 2021, and 2020, respectively, on certain limited partnerships and one state tax credit limited liability company (LLC). The partnerships were impaired because their cost basis sustained a decline in value that the Company determined to be other-than-temporary. The OTTI were determined as the difference between the fair value from the partnership financial statements and the carrying value of the investments based on the equity method of accounting. The state tax credit LLC was impaired because the Company recovered a portion of the cost of the investment through receipt of tax credits and other tax benefits and not through investment activity. The LLC OTTI was determined as the difference between the remaining expected future tax credits and other tax benefits expected to be received over the life of the investment and the carrying value of the investment.

K. Repurchase Agreements and Other Collateral Transactions

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental spread income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage-backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions generally have a contractual maturity of 90 days or less. Therefore, the carrying amounts of these instruments approximate fair value.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or bonds and is reported as an asset on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect of their obligations in the event of default. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2022, the fair value and amortized cost of the US. goverment securities transferred were $157,666,368 and $235,516,633 respectively, with maturities greater than 3 years and cash collateral transferred of $104,826,114. The corresponding liability to repurchase was $117,625,113 with a contractual maturity less than one year as of December 31, 2022. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $117,625,113 with a maturity date less than 360 as of December 31, 2022. As of December 31, 2021, the fair value and amortized cost of the US. goverment securities transferred were $189,923,010 and $147,352,600 respectively, with maturities greater than 3 years. The corresponding liability to repurchase was $183,544,160 with a contractual maturity less than one year as of December 31, 2021. The securities acquired from the use of the collateral in connection with the repurchase agreement transactions were short-term investments with amortized cost approximating fair value of $183,544,160 with a maturity date less than 360 as of December 31, 2021.

The Company also may enter into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The agreements have a contractual maturity of one year or less, and are accounted for as collateralized financing. The receivable for reverse repurchase agreements, included within Short-term investments on the Company's Statements of Admitted Assets, Liabilities and Capital and Surplus, as of December 31, 2022 and 2021, was $0 and $9,527,986, respectively, with a fair value of $0 and $9,504,166, respectively.

Reinvested proceeds from repurchase agreements transactions consist of short-term, high quality investments and U.S. government and government agency securities. These can be sold and used to meet collateral calls in a stress scenario. In addition, the liquidity resources of most of its general account investment portfolio are available to meet any potential cash demand when securities are returned to the Company. The potential impacts of repurchase agreements on the Company’s liquidity and capital position are stress tested monthly, under Talcott's Liquidity Risk Policy.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2022 and 2021, securities pledged of $208,837,950 and $177,107,459, respectively, were included in Bonds and Cash, cash equivalents and short-term investments, on the Statements of Admitted Assets, Liabilities and Capital and Surplus. The counterparties have the right to sell or re-pledge these securities. The Company also pledged cash collateral associated with derivative instruments with a statement value of $104,826,114 and $0, respectively, as of December 31, 2022 and 2021, included in Other invested assets, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2022 and 2021, the Company accepted cash collateral associated with derivative instruments with a statement value of $67,775,933 and $25,301,279, respectively, which was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in Bonds and Cash, cash equivalents and short-term investments with a corresponding amount recorded in Collateral on derivatives reported in Liabilities. The Company also accepted securities collateral as of December 31, 2022 and 2021 of $28,802,725 and $456,435, respectively, of which the Company has the ability to sell or repledge. As of December 31, 2022 and 2021, the Company did not repledge securities and did not sell any securities

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

collateral. In addition, as of December 31, 2022 and 2021, noncash collateral accepted was held in separate custodial accounts and was not included in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.

l. Security Unrealized Loss Aging

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company’s OTTI policy, see Note 2. Due to the issuers’ continued satisfaction of the securities’ obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers’ financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2022 and 2021.

The following table presents amortized cost or statement value, fair value, and unrealized losses for the Company’s bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2022 and 2021:

December 31, 2022	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$397,195	$305,415	$(91,780)	$101,732	$57,045	$(44,687)	$498,927	$362,460	$(136,467)
Guaranteed & sponsored - asset-backed	56,073	52,554	(3,519)	16,014	13,423	(2,591)	72,087	65,977	(6,110)
States, municipalities & political subdivisions	131,812	115,401	(16,411)	4,322	3,667	(655)	136,134	119,068	(17,066)
International governments	77,740	73,139	(4,601)	1,315	1,212	(103)	79,055	74,351	(4,704)
All other corporate - excluding asset-backed	1,555,891	1,400,797	(155,094)	239,447	210,236	(29,211)	1,795,338	1,611,033	(184,305)
All other corporate - asset-backed	613,135	565,198	(47,937)	337,033	294,522	(42,511)	950,168	859,720	(90,448)
Hybrid securities	29,031	28,274	(757)	40,526	34,411	(6,115)	69,557	62,685	(6872)
Short-term investments	88,909	88,890	(19)	—	—	—	88,909	88,890	(19)
Total fixed maturities	2,949,786	2,629,668	(320,118)	740,389	614,516	(125,873)	3,690,175	3,244,184	(445,991)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Preferred stock -unaffiliated	29,089	24,626	(4,463)	—	—	—	29,089	24,626	(4,463)
Total stocks	29,089	24,626	(4,463)	722	—	(722)	29,811	24,626	(5,185)
Total securities	$2,978,875	$2,654,294	$(324,581)	$741,111	$614,516	$(126,595)	$3,719,986	$3,268,810	$(451,176)

December 31, 2021	Less Than 12 Months			12 Months or More			Total
	Amortized		Unrealized	Amortized		Unrealized	Amortized		Unrealized
(Amounts in thousands)	Cost	Fair Value	Losses	Cost	Fair Value	Losses	Cost	Fair Value	Losses
U.S. government and government agencies & authorities:
Guaranteed & sponsored - excluding asset-backed	$15,985	$15,875	$(110)	$101,606	$90,013	$(11,593)	$117,591	$105,888	$(11,703)
Guaranteed & sponsored - asset-backed	18,907	18,281	(626)	185	177	(8)	19,092	18,458	(634)
States, municipalities & political subdivisions	5,137	5,121	(16)	—	—	—	5,137	5,121	(16)
International governments	2,551	2,501	(50)	—	—	—	2,551	2,501	(50)
All other corporate - excluding asset-backed	311,492	309,911	(1,581)	17,856	16,896	(960)	329,348	326,807	(2,541)
All other corporate - asset-backed	540,818	537,448	(3,370)	55,910	54,541	(1,369)	596,728	591,989	(4,739)
Hybrid securities	45,437	44,551	(886)	—	—	—	45,437	44,551	(886)
Short-term investments	15,539	15,513	(26)	—	—	—	15,539	15,513	(26)
Total fixed maturities	955,866	949,201	(6,665)	175,557	161,627	(13,930)	1,131,423	1,110,828	(20,595)
Common stock-unaffiliated	—	—	—	722	—	(722)	722	—	(722)
Common stock-affiliated	—	—	—	—	—	—	—	—	—
Preferred stock - unaffiliated	6,639	6,502	(137)	—	—	—	6,639	6,502	(137)
Total stocks	6,639	6,502	(137)	722	—	(722)	7,361	6,502	(859)
Total securities	$962,505	$955,703	$(6,802)	$176,279	$161,627	$(14,652)	$1,138,784	$1,117,330	$(21,454)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

As of December 31, 2022, fixed maturities, comprised of 876 securities, accounted for approximately 99% of the Company’s total unrealized loss amount. The securities were primarily related to US. government agency securities, corporate securities concentrated in the technology & financial services sector, commercial mortgage-backed securities ("CMBS"), and residential mortgage-backed securities ("RMBS), which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2022, 92% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities' unrealized losses during 2022 was primarily attributable to inrease in interest rates and widening spreads on higher yielding corporate securities and asset-back securities.

Most of the securities depressed for twelve months or more primarily related to US. government agency securities, residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and corporate securities concentrated in the technology & communications sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2022, the Company does not have an intention to sell any securities in an unrealized loss position, and for loan-backed and structured securities, has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company’s cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2022.

As of December 31, 2021, fixed maturities, comprised of 200 securities, accounted for approximately 97% of the Company’s total unrealized loss amount. The securities were primarily related to US. government agency securities, CMBS, and corporate securities concentrated in the energy and transportation sectors. These sectors were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2021, 100% of the securities in an unrealized loss position were depressed less than 20% of amortized cost. The increase in fixed maturities unrealized losses during 2021 was primarily attributable to declining interest rates on commercial and residential backed mortgage backed securities.
M. Loan-backed and Structured Securities OTTI

For the years ended December 31, 2022, 2021 and 2020, the Company did not recognize losses for OTTI on loan-backed and structured securities due to the intent to sell impaired securities or due to the inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

N. 5GI Securities

A 5GI is assigned by the NAIC Securities Valuation Office (“SVO”) to certain obligations when an insurer certifies that the documentation necessary to permit a full credit analysis of a security does not exist, that the issuer or obligator is current on all contracted interest and principal pay downs and that the insurer has the expectation of ultimate payment of all contracted payments.  The 5GI securities for the Company are immaterial for the years ended December 31, 2022 and 2021.

4. Fair Value Measurements

Fair value is determined based on the "exit price" notion which is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. Financial instruments carried at fair value in the Company’s financial statements include certain bonds, stocks, derivatives, and Separate Account assets.

The Company's investment manager for the Company's general account (a registered investment adviser under the Investment Advisers Act of 1940), with oversight by the Company's Investment Management Department and its Finance and Investment Committee ("FIC"), a committee co-chaired by the Chief Investment Officer and the Chief Risk Officer of the Company, estimates the fair value for financial assets held in the Company's general account and guaranteed separate accounts based on the framework established in the fair value accounting guidance. The Company reviews its investment manager's pricing policy on a periodic basis, with any changes to be approved by the FIC. The Company reserves the right to take exception to its investment manager's pricing of a particular asset and, with FIC's approval, to adjust the price received from its investment manager for that particular asset. The Company estimates the fair value for financial liabilities based on the framework established in the fair value accounting guidance. The framework is based on the inputs used in valuation, gives the highest priority to quoted prices in active markets and requires that observable inputs be used in the valuations when available. The

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Company categorizes its assets and liabilities measured at estimated fair value based on whether the significant inputs into the valuation are observable. The fair value hierarchy categorizes the inputs in the valuation techniques used to measure fair value into three broad Levels (Level 1, 2, or 3)

Level 1    Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability, or prices for similar assets and liabilities.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company's investment manager will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company's investment manager has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company’s bonds included in Level 3 are classified as such because these securities are primarily within illiquid markets and/or priced by independent brokers.
The following table presents assets and (liabilities) carried at fair value by hierarchy level:

As of December 31, 2022
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	$5,594	$—	$3,443	$—	9,037
	Preferred stocks - unaffiliated	—	24,626	—	—	24,626
	Cash equivalents	184,334	—	—	—	184,334
	Total bonds and stocks	189,928	24,626	3,443	—	217,997
	Derivative assets
	Interest rate derivatives	—	1,831	—	—	1,831
	Macro hedge program	—	38,845	282,590	—	321,435
	Total derivative assets	—	40,676	282,590	—	323,266
	Separate Account assets [1]	22,171,530	—	—	—	22,171,530
	Total assets accounted for at fair value	$22,361,458	$65,302	$286,033	$—	$22,712,793
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	—	(1,972)	—	—	(1,972)
	Macro hedge program	—	(49,316)	(31,509)	—	(80,825)
	Total liabilities accounted for at fair value	$—	$(51,288)	$(31,509)	$—	$(82,797)
[1]Excludes approximately $7 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements.)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

As of December 31, 2021
	(Amounts in thousands)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Net Asset Value (NAV)	Total
a.	Assets accounted for at fair value
	Common stocks - unaffiliated	6,635	—	1,681	—	8,316
	Preferred stocks - unaffiliated	—	29,309	—	—	29,309
	Cash equivalents	167,155			—	167,155
	Total bonds and stocks	173,790	29,309	1,681	—	204,780
	Derivative assets
	Interest rate derivatives	—	2,375	—	—	2,375
	Macro hedge program	—	—	225,828	—	225,828
	Total derivative assets	—	2,375	225,828	—	$228,203
	Separate Account assets [1]	29,455,658	—	—	—	$29,455,658
	Total assets accounted for at fair value	$29,629,448	$31,684	$227,509	$—	$29,888,641
b.	Liabilities accounted for at fair value
	Derivative liabilities
	Interest rate derivatives	—	(2,634)	—	—	(2,634)
	Macro hedge program	—	(14,128)	(22,145)	—	(36,273)
	Total liabilities accounted for at fair value	—	(16,762)	(22,145)		$(38,907)
[1] Excludes approximately $9 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

Valuation Techniques, Procedures and Controls

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair value. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s default spreads, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the preceding tables.

The fair value process is monitored by the Valuation Committee of the Company's investment manager, which is a cross-functional group of senior management that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments as well as addressing valuation issues and approving changes to valuation methodologies and pricing sources. There are also two working groups under the Valuation Committee of the Company's investment manager, a Securities Valuation Group and a Derivatives Valuation Group, which include various investment, operations, accounting, compliance and risk management professionals that meet on a regular basis, to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

In addition, the Finance and Investment Committee of the Company, co-chaired by its Chief Investment Officer and Chief Financial Officer, is responsible for the approval and monitoring of the Valuation Policy of the Company as well as the adjudication of any valuation disputes thereunder. The Valuation Policy addresses valuation of all financial instruments held in the general account and guaranteed separate accounts of the Company, including all derivative positions. The Finance and Investment Committee meets regularly, and its members include a cross-functional group of senior management as well as various investment, accounting, finance, and risk management professionals.

Bonds and Stocks

The fair value of bonds and stocks in an active and orderly market (e.g., not distressed or forced liquidation) are determined by the Company's investment manager using a "waterfall" approach after considering the following pricing sources: quoted prices for identical assets or liabilities, prices from third-party pricing services, independent broker quotations, or internal matrix pricing processes. Typical inputs used by these pricing sources include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates. Most bonds do not trade daily. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services utilize matrix pricing to derive security prices. Matrix pricing relies on securities' relationships to other benchmark quoted securities, which trade more frequently. Pricing services utilize recently reported trades of identical or similar securities making adjustments through the reporting date based on the preceding outlined available market observable information. If there are no recently reported trades, the third-party pricing services may develop a security price using expected future cash flows based upon collateral performance and discounted at an estimated market rate. Both matrix pricing and discounted cash flow techniques develop prices by factoring in the time value for cash flows and risk, including liquidity and credit.

Prices from third-party pricing services may be unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

The Company's investment manager utilizes an internally developed matrix pricing process for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. The process is similar to the third-party pricing services. The Company's investment manager develops credit spreads each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The credit spreads determined through this survey approach are based upon the issuer’s financial strength and term to maturity, utilizing independent public security index and trade information and adjusting for the non-public nature of the securities. Credit spreads combined with risk-free rates are applied to contractual cash flows to develop a price.

The Company's investment manager performs ongoing analyses of the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. In addition, the Company's investment manager ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models utilizing spreads, and when available, market indices. As a result of these analyses, if the Company's investment manager determines that there is a more appropriate fair value based upon the available market data, the price received from the third party is adjusted accordingly and approved by the Valuation Committee of the Company's investment manager.

The Company's investment manager conducts other specific monitoring controls around pricing. Daily, weekly and monthly analyses identify price changes over pre-determined thresholds for bonds and equity securities. Monthly analyses identify prices that have not changed, and missing prices. Also, on a monthly basis, a second source validation is performed on most sectors. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company's investment manager feels a market participant would use. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services’ methodologies, review of pricing statistics and trends and back testing recent trades.

The Company's investment manager has analyzed the third-party pricing services’ valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

are classified into Level 2 because the inputs used in pricing the securities are observable. Due to the lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers’ prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

Derivative Instruments

Derivative instruments are fair valued using pricing valuation models for OTC derivatives that utilize independent market data inputs, quoted market prices for exchange-traded derivatives and OTC-cleared derivatives, or independent broker quotations.

The Company performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a cross-functional group of investment, actuarial, risk and information technology professionals that analyze impacts of changes in the market environment and investigate variances. There is a monthly analysis to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives and all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. As to certain derivatives that are held by the Company as well as its investment manager's other clients, the Company's investment manager performs ongoing analysis of the valuations, assumptions, and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. On a daily basis, the Company's investment manager compares market valuations to counterparty valuations for all OTC derivatives held by the Company for collateral purposes.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

Valuation Inputs for Investments

For Level 1 investments, which are comprised of exchange-traded securities and open-ended mutual funds, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For the Company’s Level 2 and 3 bonds and stocks, typical inputs used by pricing techniques include, but are not limited to, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and/or estimated cash flows, prepayment speeds, and default rates.

A description of additional inputs used in the Company’s Level 2 and Level 3 measurements is included in the following discussion:

Level 2    The fair values of most of the Company’s Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include mostly bonds and preferred stocks.

Asset-backed securities, collateralized loan obligations, commercial and residential mortgage-backed securities - Primary inputs also include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, and credit default swap indices. Commercial and residential mortgage-backed securities prices also include estimates of the rate of future principal prepayments over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral.

All other corporate bonds, including surplus debentures - Primary inputs also include observations of credit default swap curves related to the issuer, and political events in emerging market economies where applicable.

State, municipalities and political subdivisions - Primary inputs also include Municipal Securities Rulemaking Board reported trades notices, and issuer financial statements.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Foreign exchange derivatives - Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

Interest rate derivatives - Primary input is the swap yield curve.

Level 3    Most of the Company’s securities classified as Level 3 include less liquid securities such as lower quality asset-backed securities, commercial and residential mortgage-backed securities primarily backed by sub-prime loans. Also included in Level 3 are securities valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including municipal securities, foreign government/government agency securities, and bank loans. Primary inputs for these long-dated securities are consistent with the typical inputs used in the preceding noted Level 1 and Level 2 measurements, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include equity and interest rate volatility and swap yield curves beyond observable limits.

Separate Account assets

Non-guaranteed Separate Account assets are primarily invested in mutual funds and are valued by the underlying mutual funds in accordance to their valuation policies and procedures.

Significant Unobservable Inputs for Level 3 Assets Measured at Fair Values

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value. The tables exclude corporate securities for which fair values are predominantly based on broker quotations. As of December 31, 2022 and December 31, 2021, the Company did not have any material Level 3 bonds measured at fair value that were not based on broker quotations.

(Amounts in thousands)	December 31, 2022
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Equity options [2]	$235,827	Option model	Equity volatility	18%	64%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

(Amounts in thousands)	December 31, 2021
Free Standing Derivatives	Fair Value	Predominant Valuation Method	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]
Macro hedge program
Equity options [2]	$203,683	Option model	Equity volatility	17%	63%	Increase

[1] The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.
[2] Level 3 macro hedge derivatives excludes those for which the Company bases fair value on broker quotations as noted in the following discussion.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2022 and 2021:

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan.1, 2022	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2022
Assets
Common stocks - unaffiliated	$1,681	$—	$—	$—	$—	$1,762	$—	$—	$3,443
Total bonds and stocks	1,681	—	—	—	—	1,762	—	—	3,443
Derivatives
Macro hedge program	203,683	—	—	—	116,000	115,897	—	(184,499)	251,081
Total derivatives [3]	203,683	—	—	—	116,000	115,897	—	(184,499)	251,081
Total assets	$205,364	$—	$—	$—	$116,000	$117,659	$—	$(184,499)	$254,524
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

				Total Realized/
				Unrealized Gains
	Fair Value	Transfers	Transfers	(Losses) Included in:					Fair Value
	as of	into	out of	Net		Purchases/	Sales/		as of
(Amounts in thousands)	Jan. 1, 2021	Level 3 [2]	Level 3 [2]	Income [1]	Surplus	Increases	Decreases	Settlements	Dec. 31, 2021
Assets
All other corporate bonds – asset-backed	$1	$—	$—	$—	$1	$—	$—	$(2)	$—
Common stocks - unaffiliated	1,561	—	—	—	—	120	—	—	1,681
Total bonds and stocks	1,562	—	—	—	1	120	—	(2)	1,681
Derivatives
Macro hedge program	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203683
Total derivatives [3]	(246,778)	—	—	—	(372,733)	110,793	—	712,401	203,683
Total assets	$(245,216)	$—	$—	$—	$(372,732)	$110,913	$—	$712,399	$205,364
Total liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—

[1]All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.
[2]Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.
[3]Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

Fair Values for All Financial Instruments by Levels 1, 2 and 3

The tables below reflects the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and partnerships). The fair values are also categorized into the three-level fair value hierarchy.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

(Amounts in thousands)	December 31, 2022
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$3,726,696	$4,138,349	$—	$3,259,227	$467,469	$—	$—
Preferred stocks - unaffiliated	24,626	24,626	—	24,626	—	—	—
Common stocks - unaffiliated	9,037	9,037	5,594	—	3,443	—	—
Mortgage loans	907,343	994,929	—	—	907,343	—	—
Cash, cash equivalents and short-term investments - unaffiliated	308,374	308,374	193,508	114,866	—	—	—
Derivative related assets	327,677	324,672	—	45,087	282,590	—	—
Contract loans	88,065	88,065	—	—	88,065	—	—
Surplus debentures	41,174	41,838	—	24,825	16,349	—	—
Low-income housing tax credits	8	8	—	—	8	—	—
Separate Account assets [1]	22,171,530	22,171,530	22,171,530	—	—	—	—
Total assets	$27,604,530	$28,101,428	$22,370,632	$3,468,631	$1,765,267	$—	$—
Liabilities
Liability for deposit-type contracts	$(169,983)	$(169,983)	$—	$—	$(169,983)	$—	$—
Derivative related liabilities	(137,350)	$(82,797)	—	(105,841)	(31,509)	—	—
Separate Account liabilities	(22,171,530)	(22,171,530)	(22,171,530)	—	—	—	—
Total liabilities	$(22,478,863)	$(22,424,310)	$(22,171,530)	$(105,841)	$(201,492)	$—	$—
[1] Excludes approximately $7 million, at December 31, 2022, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

(Amounts in thousands)	December 31, 2021
Type of Financial Instrument	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)	Net Asset Value(NAV)	Not Practicable (Carrying Value)
Assets
Bonds - unaffiliated	$5,256,180	$4,637,506	$51,486	$4,736,219	$468,475	$—	$—
Preferred stocks - unaffiliated	29,309	29,309	—	29,309	—	—	—
Common stocks - unaffiliated	8,316	8,316	6,635	—	1,681	—	—
Mortgage loans	842,755	809,966	—	—	842,755	—	—
Cash, cash equivalents and short-term investments - unaffiliated	223,458	223,475	178,945	15,009	29,504	—	—
Derivative related assets	241,243	230,105	—	15,415	225,828	—	—
Contract loans	91,332	91,332	—	—	91,332	—	—
Surplus debentures	65,162	49,701	—	41,392	23,770	—	—
Low-income housing tax credits	57	57	—	—	57	—	—
Separate Account assets [1]	29,455,658	29,455,658	29,455,658	—	—	—	—
Total assets	$36,213,470	$35,535,425	$29,692,724	$4,837,344	$1,683,402	$—	$—
Liabilities
Liability for deposit-type contracts	$(183,768)	$(183,768)	$—	$—	$(183,768)	$—	$—
Derivative related liabilities	(39,291)	(39,552)	—	(17,146)	(22,145)	—	—
Separate Account liabilities	(29,455,658)	(29,455,658)	(29,455,658)	—	—	—	—
Total liabilities	$(29,678,717)	$(29,678,978)	$(29,455,658)	$(17,146)	$(205,913)	$—	$—

[1] Excludes approximately $9 million, at December 31, 2021, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The amortized cost of cash, cash equivalents and short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

The fair values of contract loans were determined using current loan coupon rates which reflect the current rates available under the contracts. As a result, the fair values approximate the carrying value of the contract loans.

At December 31, 2022 and 2021 the Company had no investments where it was not practicable to estimate fair value.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

5. Income Taxes

A.The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

1				2022
			Ordinary	Capital	Total
	(a)	Gross DTA	$148,502,633	$2,806,771	$151,309,404
	(b)	Statutory valuation allowance adjustments			—
	(c)	Adjusted gross DTA	148,502,633	2,806,771	151,309,404
	(d)	Deferred tax assets nonadmitted	—	—	—
	(e)	Subtotal net admitted deferred tax assets	148,502,633	2,806,771	151,309,404
	(f)	Deferred tax liabilities	51,934,982	48,650,340	100,585,322
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$96,567,651	$(45,843,569)	$50,724,082

2				2022
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	48,587,737	2,641,263	51,229,000
		(1) DTAs expected to be realized after the balance sheet date	48,587,737	2,641,263	51,229,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	134,685,763
	(c)	DTAs offset against DTLs	99,914,896	165,508	100,080,404
	(d)	DTAs admitted as a result of application of SSAP No. 101	$148,502,633	$2,806,771	$151,309,404

3	(a)	Ratio % used to determine recovery period and threshold limitation	1043%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	897,905,089

4			2022
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$148,502,633	$2,806,771
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	1%	0%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$148,502,633	$2,806,771
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2%	—%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1				2021
			Ordinary	Capital	Total
	(a)	Gross DTA	$140,491,281	$5,676,627	$146,167,908
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	140,491,281	5,676,627	146,167,908
	(d)	Deferred tax assets nonadmitted	29,381,159	249,477	29,630,636
	(e)	Subtotal net admitted deferred tax assets	111,110,122	5,427,150	116,537,272
	(f)	Deferred tax liabilities	20,563,544	41,911,728	62,475,272
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$90,546,578	$(36,484,578)	$54,062,000

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

2				2021
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	48,634,850	5,427,150	54,062,000
		(1) DTAs expected to be realized after the balance sheet date	48,634,850	5,427,150	54,062,000
		(2) DTAs allowed per limitation threshold	XXX	XXX	107,757,330
	(c)	DTAs offset against DTLs	62,475,272	—	62,475,272
	(d)	DTAs admitted as a result of application of SSAP No. 101	$111,110,122	$5,427,150	$116,537,272

3	(a)	Ratio % used to determine recovery period and threshold limitation	815%
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	718,382,198

4			2021
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$140,491,281	$5,676,627
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	5%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$111,110,122	$5,427,150
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	—%	100%
	(b)	Do the tax planning strategies include the use of reinsurance?	Yes ___	No _X_

1			Change During 2022
			Ordinary	Capital	Total
	(a)	Gross DTA	$8,011,352	$(2,869,856)	$5,141,496
	(b)	Statutory valuation allowance adjustments	—	—	—
	(c)	Adjusted gross DTA	8,011,352	(2,869,856)	5,141,496
	(d)	Deferred tax assets nonadmitted	(29,381,159)	(249,477)	(29,630,636)
	(e)	Subtotal net admitted deferred tax assets	37,392,511	(2,620,379)	34,772,132
	(f)	Deferred tax liabilities	31,371,438	6,738,612	38,110,050
	(g)	Net admitted deferred tax asset/(net deferred tax liability)	$6,021,073	$(9,358,991)	$(3,337,918)

2			Change During 2022
			Ordinary	Capital	Total
	Admission Calculation Components SSAP No. 101 :
	(a)	Federal income taxes paid in prior years recoverable by carrybacks	$—	$—	$—
	(b)	Adjusted gross DTA expected to be realized	(47,113)	(2,785,887)	(2,833,000)
		(1) DTAs expected to be realized after the balance sheet date	(47,113)	(2,785,887)	(2,833,000)
		(2) DTAs allowed per limitation threshold	XXX	XXX	—
	(c)	DTAs offset against DTLs	37,439,624	165,508	37,605,132
	(d)	DTAs admitted as a result of application of SSAP No. 101	$37,392,511	$(2,620,379)	$34,772,132

3	(a)	Ratio % used to determine recovery period and threshold limitation	228
	(b)	Adjusted capital and surplus used to determine 2(b) thresholds	179,522,891

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

4			Change During 2022
			Ordinary	Capital
	Impact of Tax Planning Strategies:
	(a)	Determination of adjusted gross DTA and net admitted DTA,
		by tax character as a %.
		(1) Adjusted gross DTAs amount from Note 5A1c	$8,011,352	$(2,869,856)
		(2) % of net admitted adjusted gross DTAs by tax character attributable
		to the impact of tax planning strategies	(4)%	—%
		(3) Net admitted adj. gross DTAs amount from Note 5A1e	$37,392,511	$(2,620,379)
		(4) % of net admitted adjusted gross DTAs by tax character admitted
		because of the impact of planning strategies	2%	(100)%

B.    DTLs are not recognized for the following amounts:

Not Applicable.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

C.    Significant Components of Income Taxes Incurred

1.	The components of current income tax (benefit)/expense are as follows:
			2022	2021	Change
	(a)	Federal	$(24,113,001)	$(27,766,917)	$3,653,916
	(b)	Foreign	—	—	—
	(c)	Subtotal	(24,113,001)	(27,766,917)	3,653,916
	(d)	Federal income tax on net capital gains	7,275,024	13,735,771	(6,460,747)
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$(16,837,977)	$(14,031,146)	$(2,806,831)

2.	The main components of the period end deferred tax amounts and the change in those components are as follows:
		2022	2021	Change
	DTA: Ordinary
	Policyholder reserves	$44,037,752	$44,667,308	$(629,556)
	Deferred acquisition costs	88,959,591	77,968,591	10,991,000
	Compensation and benefits	31,500	1,957,215	(1,925,715)
	Investments	—	—	—
	Net operating loss carryforward	—	—	—
	Tax credit carryforward	9,330,850	9,330,850	—
	Other	6,142,940	6,567,317	(424,377)
	Subtotal: DTA Ordinary	148,502,633	140,491,281	8,011,352
	Ordinary statutory valuation allowance	—	—	—
	Total adjusted gross ordinary DTA	148,502,633	140,491,281	8,011,352
	Nonadmitted ordinary DTA	—	29,381,159	(29,381,159)
	Admitted ordinary DTA	148,502,633	111,110,122	37,392,511
	DTA: Capital
	Investments	2,806,771	5,676,627	(2,869,856)
	Subtotal: DTA Capital	2,806,771	5,676,627	(2,869,856)
	Capital statutory valuation allowance	—	—	—
	Total adjusted gross capital DTA	2,806,771	5,676,627	(2,869,856)
	Nonadmitted capital DTA	—	249,477	(249,477)
	Admitted capital DTA	2,806,771	5,427,150	(2,620,379)
	Total Admitted DTA	$151,309,404	$116,537,272	$34,772,132

DTL: Ordinary
Investments	$48,359,318	$17,791,231	$30,568,087
Deferred and uncollected premium	—	—	—
Policyholder reserves	3,575,664	2,772,313	803,351
Other	—	—	—
Gross DTL ordinary	51,934,982	20,563,544	31,371,438
DTL: Capital
Investments	48,650,340	41,911,728	6,738,612
Other	—	—	—
Gross DTL capital	48,650,340	41,911,728	6,738,612
Total DTL	100,585,322	62,475,272	38,110,050
Net adjusted DTA/(DTL)	$50,724,082	$54,062,000	$(3,337,918)
Adjust for the change in deferred tax on unrealized gains/losses			3,491,753
Adjust for the change in nonadmitted deferred tax			(29,630,636)
Other adjustments			—
Adjusted change in net deferred Income Tax			$(29,476,801)

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

D.    Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

		% of Pre-tax		% of Pre-tax		% of Pre-tax
	2022	income	2021	income	2020	income
	Tax effect	$(19,256,266)	Tax effect	$120,579,910	Tax effect	$(9,893,389)
Statutory tax	$(4,043,816)	21.00%	$25,321,781	21.00%	$(2,077,612)	21.00%
Tax preferred investments	(18,282,825)	94.94%	(14,088,142)	(11.68)%	(11,683,415)	118.09%
Interest maintenance reserve	2,375,769	(12.34)%	(14,320,937)	(11.88)%	3,088,775	(31.22)%
Amortization of inception gain	(4,974,717)	25.83%	(4,974,717)	(4.13)%	(4,974,717)	50.28%
VA Hedge gains reported in surplus	34,656,802	(179.98)%	4,415,554	3.66%	6,485,579	(65.55)%
Change in basis of computing reserves	5,136,894	(26.68)%	—	—%	—	—%
Prior period adjustments	(890,709)	4.63%	610,865	0.51%	24,756,222	(250.23)%
Change in deferred tax on non-admitted assets	454,237	(2.36)%	(258,548)	(0.21)%	(76,362)	0.77%
Foreign related investments	(1,824,900)	9.48%	(2,765,000)	(2.29)%	(3,476,000)	35.13%
All other	32,089	(0.16)%	51,898	0.02%	182,971	(1.85)%
Total statutory income tax	12,638,824	(65.64)%	(6,007,246)	(5.00)%	12,225,441	(123.58)%
Federal and foreign income taxes incurred	(16,837,977)	87.44%	(14,031,146)	(11.64)%	(56,988,168)	576.02%
Change in net deferred income taxes	29,476,801	(153.08)%	8,023,900	6.64%	69,213,609	(699.60)%
Total statutory income tax	$12,638,824	(65.64)%	$(6,007,246)	(5.00)%	$12,225,441	(123.58)%

E.    Operating loss and tax credit carryforwards and protective tax deposits

1. At December 31, 2022, the Company had $0 of net operating loss carryforwards, and $9,330,850 of foreign tax credit carryovers which expire between 2028 and 2030.
2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2022	—
2021	—
2020	—

3. The aggregate amount of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2022.

F.    Consolidated Federal Income Tax Return

1. The Company’s federal income tax return is consolidated within TR Re, Ltd.'s consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

TR Re, Ltd.
Talcott Resolution Life Insurance Company
Talcott Resolution Life and Annuity Insurance Company
American Maturity Life Insurance Company

2. Federal Income Tax Allocation

Estimated tax payments are made quarterly (if necessary), at which time intercompany tax balances are settled. In the subsequent year, additional settlements (if necessary) are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

6. Reinsurance

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $61,453,139 and $28,770,054 respectively, as of December 31, 2022 and $57,983,762 and $28,893,273 respectively, as of December 31, 2021.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

2022	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$19,616,158,015	$456,864,211	$(15,407,884,903)	$4,665,137,323
Liability for deposit-type contracts	812,556,516	334,089	(642,907,752)	169,982,853
Policy and contract claim liabilities	188,184,446	9,608,492	(179,696,152)	18,096,786
Premium and annuity considerations	819,381,471	62,675,930	(828,399,766)	53,657,635
Death, annuity, disability and other benefits	1,550,348,958	97,923,497	(1,421,232,189)	227,040,266
Surrenders and other fund withdrawals	2,340,373,565	131,470,492	(1,354,829,420)	1,117,014,637

2021	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,830,507,419	$859,279,164	$(14,859,366,482)	$4,830,420,101
Liability for deposit-type contracts	899,531,652	246,818	(716,010,403)	183,768,067
Policy and contract claim liabilities	231,270,273	21,147,387	(228,987,444)	23,430,216
Premium and annuity considerations	901,362,020	82,943,229	(14,308,900,870)	(13,324,595,621)
Death, annuity, disability and other benefits	1,654,726,072	127,708,572	(1,453,150,077)	329,284,567
Surrenders and other fund withdrawals	2,981,648,379	178,837,868	(401,880,296)	2,758,605,951

2020	Direct	Assumed	Ceded	Net
Aggregate reserves for future benefits	$18,554,505,102	$881,152,754	$(14,570,720,964)	$4,864,936,892
Liability for deposit-type contracts	1,001,789,492	211,245	(802,735,820)	199,264,917
Policy and contract claim liabilities	238,345,043	25,774,263	(235,999,674)	28,119,632
Premium and annuity considerations	880,100,276	83,906,116	(828,502,897)	135,503,495
Death, annuity, disability and other benefits	1,475,763,618	116,452,362	(1,280,400,605)	311,815,375
Surrenders and other fund withdrawals	2,805,063,678	174,708,943	(424,779,670)	2,554,992,951

A. External reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. The inability or unwillingness of a reinsurer to meet its financial obligations to the Company, including the impact of any insolvency or rehabilitation proceedings involving a reinsurer that could affect the Company's access to collateral held in trust, could have a material adverse effect on the Company's financial condition, results of operations and liquidity. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2022, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which are actively monitored, are as follows: reserve credits totaling $14.3 billion for Prudential Financial Inc. ("Prudential") offset by $10.0 billion of market value of assets held in trust, for a net exposure of $4.3 billion. In addition, reserve credits totaling $1.7 billion for Commonwealth Annuity and Life Insurance Company are offset by $1.7 billion of market value of assets held in trust, for no net exposure. As of December 31, 2021, the Company had two reinsurance-related concentrations of credit risk greater than 10% of the Company’s capital and surplus. The concentrations, which were actively monitored, were as follows: reserve credits totaling $13.7 billion for Prudential offset by $12.2 billion of market value of assets held in trust, for a net exposure of $1.5 billion. In addition, reserve credits totaling $1.9 billion for Commonwealth Annuity and Life Insurance Company offset by $2.4 billion of market value of assets held in trust, for no net exposure.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company’s surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $34,263,177 in 2022, an increase of $7,516,210 from the 2021 balance of $26,746,967. The total amount of reinsurance credits taken for this agreement was $43,371,111 in 2022, an increase of $9,514,190 from the 2021 balance of $33,856,921.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to Prudential. The net gain totaling $600 million, before tax, was deferred as a component of Other than special surplus funds on the Company's Statements of Admitted Assets, Liability and Capital and Surplus, and will be amortized over 20 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commissions and expense allowances on reinsurance ceded on the Statements of Operations and as Amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $19.0 million in 2022, 2021 and 2020, respectively.

In 2018, the Company and TL entered into reinsurance agreements with Commonwealth Annuity and Life Insurance Company, a subsidiary of Global Atlantic Financial Group. The net gain totaling $73 million, after tax, was deferred as a component of Other than special surplus funds on the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, and will be amortized over a period of 25 years as earnings are projected to emerge from this block of business. Amortization amounts, which are recorded as Commission and expense allowances on reinsurance ceded on the Statements of Operation and as amortization and a decrease of Gain on inforce reinsurance on the Statements of Changes in Capital and Surplus totaled $4.7 million in 2022 and 2021, respectively.
B. Reinsurance Ceded to Affiliates

The Company entered into an affiliated reinsurance agreement with its indirect parent, TR Re, Ltd., an unauthorized reinsurer, effective December 30, 2021. Pursuant to such reinsurance agreement, the Company generally ceded 50% of the Company’s variable annuity and payout annuity blocks with certain variable annuity guarantees ceded at 100% and certain structured settlement contracts ceded at a lesser quota share percentage. All such business is ceded on a modified coinsurance basis. The net impact of this reinsurance transaction on the Company’s results of operations and financial condition included ceded premiums totaling $13.5 billion, substantially offset by reserve adjustments on reinsurance totaling $13.4 billion and the transfer of IMR totaling approximately $104.4 million. The transfer of IMR was offset by funds held under reinsurance treaties with unauthorized reinsurers totaling $104.4 million which are included in Other liabilities. The Company paid additional amounts totaling $35.6 million (before tax) and as a result, incurred a net loss for the same amount.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

7. Related Party Transactions

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by TL.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization. As a result of a new Amended and Restated Services and Cost Allocation Agreement effective July 1, 2021, certain indirect expense are allocated on a cost plus basis.

The Company reported $0 and $21,274,697 as payable to parents, subsidiaries and affiliates as of December 31, 2022 and 2021, respectively. Amounts are settled in accordance with terms of the agreements.

Effective June 1, 2018, TL entered into an Intercompany Liquidity Agreement (the “Liquidity Agreement”) with TLA. The Liquidity Agreement allows for short-term advances of funds between TL, TLA and certain TL subsidiaries who become parties to the Liquidity Agreement in the future. The Company had no issued and outstanding notes as of December 31, 2022 and 2021.

On September 18, 2020, TLA paid a dividend of $400,000,000 to TL, the Company's parent.
Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 8 and 11.

8. Retirement Plans, Other Postretirement Benefit Plans and Postemployment Benefits

In September, 2021, the Company adopted a new Long-term Cash Incentive Plan (“the Plan”) to attract and retain executive and management level employees of the Company and its affiliates in support of the continued growth and long-term performance of the Company. U.S. employees in certain employment bands (generally executive and management level) are eligible to participate in the Plan. Targets vary by employment level. Awards are issued annually at the discretion of management, and vest in full on the third anniversary of the date of the grant, subject to the participant’s continued employment with the Company. The expenses accrued for the Company during 2022 and 2021 were immaterial.

As of June 1, 2018, Talcott Resolution Life Insurance Company adopted an investment and savings plan, the Talcott 401(k) Plan and a non-qualified savings plan, the Talcott Resolution Deferred Compensation Plan. Effective December 31, 2018, both plans were assigned to Talcott Resolution Life Inc., the Company's indirect parent. Substantially all U.S. employees of the Company are eligible to participate in Talcott 401 (k) Plan under which designated contributions can be invested in a variety of investments. The Company's contributions include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. The Talcott Resolution Deferred Compensation Savings Plan has a 6% matching contribution for eligible compensation earned in excess of the 401(a)(17) limit, currently $275,000. Eligible compensation includes salary and bonuses and participants can defer up to 80% of their eligible pay. The costs allocated to the Company for the years ended December 31, 2022 and 2021, were immaterial.
The Company participates in Talcott sponsored postemployment plans that provide for medical and salary replacement benefits for employees on long-term disability. The expenses allocated to the Company for long term disability were not material to the results of operations for the years ended December 31, 2022 and 2021.

9. Debt

A.FHLB (Federal Home Loan Bank) Agreements

1.The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based businesses or to enhance liquidity management. FHLB membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount (generally between 3.0% and 4.0% of the principal balance) based upon the term of the outstanding advances. FHLB stock held by the Company is

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

classified within Common stocks on the Statements of Admitted Assets, Liabilities and Capital and Surplus. As of December 31, 2022 and 2021, there were no advances outstanding.

State law limits the Company's ability to pledge, hypothecate or otherwise encumber its assets. The amount of advances that can be taken by the Company are dependent on the assets pledged by the Company to secure the advances, and are therefore subject to this legal limit. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. For 2022 and 2021, the Company's pledge limits were $237 million and $193 million, respectively. The Company would need to seek prior written approval from the Department in order to exceed this limit. If the Company were to pursue borrowing additional amounts under its estimated capacity it may have to purchase additional shares of activity stock.

2. FHLB Capital Stock

a. Aggregate Totals

1.As of December 31, 2022

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	—	—	—
b.	Membership Stock - Class B	3,443,100	3,443,100	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	3,443,100	3,443,100	—
f.	Actual or estimated borrowing capacity as determined by the insurer	237,000,000	237,000,000	—

2. As of December 31, 2021

		1 Total 2+3	2 General Account	3 Separate Accounts
a.	Membership Stock - Class A	—	—	—
b.	Membership Stock - Class B	1,680,700	1,680,700	—
c.	Activity Stock	—	—	—
d.	Excess Stock	—	—	—
e.	Aggregate Total (a+b+c+d)	1,680,700	1,680,700	—
f.	Actual or estimated borrowing capacity as determined by the insurer	193,000,000	193,000,000	—

b. Membership Stock (Class A and B) Eligible for Redemption as of December 31, 2022

				Eligible for Redemption
Membership Stock		1 Current Period Total (2+3+4+5+6)	2 Not Eligible for Redemption	3 Less Than 6 Months	4 6 Months to Less than 1 Year	5 1 to Less than 3 Years	6 3 to 5 Years
1	Class A	$—	$—	$—	$—	$—	$—
2	Class B	3,443,100	3,443,100	—	—	—	—

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

3. Collateral Pledged to FHLB

a. Amount Pledged as of December 31, 2022

		1 Fair Value	2 Carrying Value	Aggregate Total Borrowing
1	Current Year Total General and Separate Accounts (Total Collateral Pledged (Lines 2 + 3)	$186,029,443	$198,182,721	$—
2	Current Year General Account: Total Collateral Pledged	186,029,443	198,182,721	—
3	Current Year Separate Account: Total Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts: Total Collateral Pledged	27,350,396	26,627,008	—

    b. Maximum Amount Pledged During Reporting Period

		1 Fair Value	2 Carrying Value	3 Amount Borrowed at Time of Maximum Collateral
1	Current Year Total General and Separate Accounts (Maximum Collateral Pledged (Lines 2 + 3)	$186,029,443	$198,182,721	$—
2	Current Year General Account Maximum Collateral Pledged	186,029,443	198,182,721	—
3	Current Year Separate Account Maximum Collateral Pledged	—	—	—
4	Prior Year-end Total General and Separate Accounts Maximum Collateral Pledged	27,350,396	27,451,962	—

     4. a. & b. Borrowing from FHLB - Amount as of the Reporting Date

The Company had no borrowings from the FHLB as of December 31, 2022 and December 31, 2021.

c. FHLB - Prepayment Obligations

The Company does not have any prepayment obligations as of December 31, 2022 and December 31, 2021.

10. Capital and Surplus and Shareholder Dividend Restrictions

Dividend Restrictions

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the “Commissioner”), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. No dividends were paid in 2022 and 2021. Dividends paid totaled $400 million in 2020. For additional information, see Note 7. With respect to dividends to its parent, TL, the Company’s dividend limitation under the holding company laws of Connecticut is $94,862,917 in 2023. As a condition to the Sixth Street Acquisition described in Note 1, the Department requires any dividends for the Company, for a two-year period following the acquisition, be approved by the Commissioner.

Unassigned Funds

The portion of unassigned funds represented or reduced by each item below at December 31 was as follows:

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

	2022	2021
Unrealized capital losses, gross of tax	$31,155,039	$(150,600,648)
Asset valuation reserve	(150,405,868)	(142,453,157)
Nonadmitted asset values	(16,142,494)	(47,941,676)
Separate Account expense allowance	25,657,707	28,451,080

11. Separate Accounts

The Company maintained Separate Account assets totaling $22,177,651,722 and $29,464,947,964 as of December 31, 2022 and 2021, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines in the Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2022 and 2021, the Company’s Separate Account statement included legally insulated assets of $22,177,651,722 and $29,464,947,964, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company’s Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $487,028,149, $551,133,174 and $515,178,848 for the years ended December 31, 2022, 2021 and 2020, respectively, and are recorded as a component of fee income on the Company’s Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2022 is as follows:

	Indexed	Nonindexed Guaranteed Less Than or Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premium considerations or deposits for the
year ended December 31, 2022	$—	$—	$—	$267,966,953	$267,966,953
Reserves at year-end:
For accounts with assets at:
Fair value	$—	$—	$—	$22,130,512,592	$22,130,512,592
Amortized cost	—	—	—	—	—
Total reserves	$—	$—	$—	$22,130,512,592	$22,130,512,592
By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—	$—
With market value adjustment	—	—	—	—	—
At book value without market value adjustment
and with surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	21,908,954,242	21,908,954,242
At book value without market value adjustment
and with surrender charge of less than 5%	—	—	—	—	—
Subtotal	—	—	—	21,908,954,242	21,908,954,242
Not subject to discretionary withdrawal	—	—	—	221,558,350	221,558,350
Total	$—	$—	$—	$22,130,512,592	$22,130,512,592

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Below is a reconciliation of net transfers from Separate Accounts:

	December 31, 2022	December 31, 2021	December 31, 2020
Transfer to Separate Accounts	267,966,954	$324,159,709	$285,780,328
Transfer from Separate Accounts	2,380,057,675	3,133,066,954	2,882,960,715
Net Transfer from Separate Accounts	(2,112,090,721)	(2,808,907,245)	(2,597,180,387)
Internal exchanges and other Separate Account activity	(14,860,797)	(5,072,046)	(7,948,103)
Transfer from Separate Accounts on the Statements of Operations	$(2,126,951,518)	$(2,813,979,291)	$(2,605,128,490)

12. Commitments and Contingent Liabilities

A. Litigation

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

B. Guaranty Funds

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by/refunded to the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid immaterial net guaranty fund assessments in 2022, 2021, and 2020. The Company had immaterial guaranty fund receivables as of December 31, 2022 and 2021, respectively.

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

C. Contingent Commitments

As of December 31, 2022 and 2021, the Company has outstanding commitments totaling $320,634,407 and $364,224,800, respectively, of which $179,360,416 and $230,106,792, respectively, is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, at December 31, 2022 and 2021, $141,273,991 and $101,619,522, respectively, is largely related to commercial whole loans. The remaining outstanding commitments of $0 and $32,498,486 are related to various funding obligations associated with private placement securities, as of December 31, 2022 and 2021, respectively.

Detail of Other Contingent Commitments

1 Nature and Circumstances of Guarantee and Key Attributes, Including Date and Duration of Agreement	2 Liability Recognition of Guarantee	3 Ultimate Financial Statement Impact if Action Under the Guarantee is Required	4 Maximum Potential Amount of Future Payments the Guarantor Could be Required to Make	5 Current Status of Payment or Performance Risk of Guarantee
Effective February 1, 2018, TLA guaranteed the obligations of Talcott Resolution Comprehensive Employee Benefit Service Company ("TCB"), a wholly-owned subsidiary, with respect to certain structured settlement liability obligations to provide an increased level of security to claimants under such structured settlements; these obligations were assumed from TL on February 1, 2018. As of December 31, 2022 and December 31, 2021, no liability was recorded for this guarantee, as TCB was able to meet these policyholder obligations..	$—	Increase in Investments in SCA, Dividends to stockholders (capital contribution), Expense, or Other	Unlimited (1)	The guaranteed affiliate maintains surplus in addition to policyholder reserves. The payment or performance risk of this guarantee is low as It is unlikely that this guarantee will be triggered.

(1) There is no limit on the Company's guarantee to pay policyholder obligations on behalf of the affiliate for the      contracts covered in the guarantee agreement.

D. Leases

Transactions include rental facilities and equipment. Rent paid by the Company for its share of space occupied and equipment used by the Company was $767,400, $836,059 and $1,088,395 in 2022, 2021 and 2020, respectively. Future minimum rental commitments are immaterial.

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Windsor, Connecticut.

E. Tax Matters

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is no longer subject to U.S. federal or state and local income tax examinations for years prior to 2018, with the exception of net operating loss carryforwards utilized in open tax years. Management believes that adequate provision has been made in the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years.

The Separate Account dividend received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

Company recorded benefits of $18,282,825, $14,088,142 and $11,683,415 related to the Separate Account DRD for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. Consequently, no valuation allowance has been provided. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics, and business considerations such as asset-liability matching.

13. Subsequent Events

On January 27, 2023, TLA loaned $60 million to TR Re per the intercompany liquidity agreement (see Note 7). The interest rate of this loan is 4.5% and the maturity date is January 26, 2024.

The Company has evaluated events subsequent to December 31, 2022, through April 20, 2023, the date the statutory-basis financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these statutory-basis financial statements. There were no other subsequent events that had a material impact on the financial results of the Company.